DEBTOR IN POSSESSION REVOLVING
                       CREDIT AND TERM LOAN AGREEMENT

         This DEBTOR IN POSSESSION REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of September 10, 1999, by and among HVIDE MARINE INCORPORATED (the "Borrower"), a Florida corporation and a debtor and debtor in possession having its principal place of business at 2200 Eller Drive, P.O. Box 13038, Port Everglades Station, Fort Lauderdale, FL 33316, the Guarantors referred to herein, the lending institutions listed on Schedule 1 hereto, CITIBANK, N.A. as administrative agent (the "Administrative Agent"), and BANKBOSTON, N.A. as documentation agent (the "Documentation Agent").

         WHEREAS, the Borrower is a party to the Amended and Restated Revolving Credit Agreement, dated as of February 12, 1998 (as amended, the "Prepetition Credit Agreement"), among Hvide Marine Incorporated as borrower, certain subsidiaries thereof as guarantors, certain lenders thereto and BankBoston, N.A. and Citibank, N.A. as agents for such lenders;

         WHEREAS, as of the date hereof, the lenders under the Prepetition Credit Agreement are owed approximately $160,113,058 in revolving loan principal obligations, including $3,105,270 in letter of credit reimbursement obligations, and $83,881,979.23 in term loan obligations, plus interest, fees, costs and expenses.

         WHEREAS, the loan obligations under the Prepetition Credit Agreement are secured by a security interest in a substantial portion of the existing and after-acquired assets of the Borrower and the Guarantors, and such security interest is perfected and has priority over other security interests.

         whereas, on September 8, 1999 (the "Filing Date"), the Borrower and the Guarantors filed separate petitions under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

         whereas, the Borrower intends to continue to operate its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

         whereas, the Borrower has requested that the Banks referred to herein provide financing to the Borrower consisting of advances and letter of credit reimbursement obligations in an amount up to $300,889,767.23 pursuant to Sections 364(c)(1), (2) and (3) of the Bankruptcy Code in order to provide working capital for the Borrower, to refinance the Prepetition Bank Debt (as hereinafter defined) and for other general corporate purposes.

         whereas, the Borrower has agreed to secure its Obligations hereunder with, inter alia, liens on and security interests in and to a substantial portion of the property and interests, real and personal, tangible and intangible, of the Borrower and its Subsidiaries, whether now owned or hereafter acquired (other than assets encumbered in favor of certain other parties), subject in priority only to certain Liens and the Carve Out as hereinafter provided, all on the terms and conditions set forth in the Loan Documents in accordance with Sections 364(c)(1), (2) and (3) of the Bankruptcy Code.

         whereas, the Banks have indicated their willingness to agree to lend such amounts pursuant to Sections 364(c)(1), (2) and (3) of the Bankruptcy Code on the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of these premises and of the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

                                  1.  DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Adjusted Projected Revolver Outstandings. As at the last Business Day of any week set forth in the table below, the amount set forth opposite such week in the table below under the heading "Adjusted Projected Revolver Outstandings":

            ---------------------------- ---------------------------------
                    Week Ending            Adjusted Projected Revolver
                                                    Outstandings
            ---------------------------- ---------------------------------
            ---------------------------- ---------------------------------
            9/12/99                                $25,354,000
            ---------------------------- ---------------------------------
            9/19/99                                $33,110,000
            ---------------------------- ---------------------------------
            9/26/99                                $38,765,000
            ---------------------------- ---------------------------------
            10/3/99                                $42,528,000
            ---------------------------- ---------------------------------
            10/10/99                               $42,079,000
            ---------------------------- ---------------------------------
            10/17/99                               $44,529,000
            ---------------------------- ---------------------------------
            10/24/99                               $46,477,000
            ---------------------------- ---------------------------------
            10/31/99                               $51,775,000
            ---------------------------- ---------------------------------
            11/7/99                                $51,769,000
            ---------------------------- ---------------------------------
            11/14/99                               $52,400,000
            ---------------------------- ---------------------------------
            11/21/99                               $52,972,000
            ---------------------------- ---------------------------------
            11/28/99                               $55,855,000
            ---------------------------- ---------------------------------
            12/5/99                                $59,203,000
            ---------------------------- ---------------------------------
            12/12/99                               $57,477,000
            ---------------------------- ---------------------------------
            12/19/99                               $60,000,000
            ---------------------------- ---------------------------------
            12/26/99                               $60,000,000
            ---------------------------- ---------------------------------
            1/2/00                                 $60,000,000
            ---------------------------- ---------------------------------
            1/9/00                                 $60,000,000
            ---------------------------- ---------------------------------
            1/16/00                                $60,000,000
            ---------------------------- ---------------------------------
            1/23/00                                $60,000,000
            ---------------------------- ---------------------------------
            1/30/00                                $60,000,000
            ---------------------------- ---------------------------------
            2/6/00                                 $60,000,000
            ---------------------------- ---------------------------------
            2/13/00                                $60,000,000
            ---------------------------- ---------------------------------
            2/20/00                                $60,000,000
            ---------------------------- ---------------------------------
            2/27/00                                $60,000,000
            ---------------------------- ---------------------------------

         Administrative Agent.  As defined in the preamble hereto.

         Administrative Agent's Head Office. The Administrative Agent's head office located at Two Penn's Way, Suite 200, Newcastle, Delaware 19720, or at such other location as the Administrative Agent may designate from time to time.

         Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

         Agency  Account  Agreement.   An  agreement,   in  form  and  substance
reasonably satisfactory to the Agents, entered into between an Agent and a depository institution at which the Borrower and/or any of its Subsidiaries maintains a depository account.

         Agents. Collectively, the Administrative Agent and the Documentation Agent.

         Agents' Special Counsel. Collectively, Bingham Dana LLP and Weil Gotshal & Manges LLP or such other counsel as may be approved by the Agents.

         Assignment and Acceptance.  See ss.22.1.

         Balance Sheet Date.  December 31, 1998.

         Banks. The lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to ss.22. The term "Banks" as used herein also includes the Issuing Bank.

         Bankruptcy Code.  Title 11, United States Code.

         Bankruptcy Court. The United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the Cases.

         Base Rate. The higher of (i) the annual rate of interest announced from time to time by the Administrative Agent as its "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

         Base Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate.

         Borrower.  As defined in the preamble hereto.

         Business Day. Any day on which banking institutions in New York, New York and Boston, Massachusetts are open for the transaction of banking business.

        Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

        Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase, lease, improvement, maintenance, or repair by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

        Capitalized Lease. With respect to the Borrower and its Subsidiaries, any lease of any property (whether real, personal or mixed) by one or more of such Persons as lessee that, in accordance with generally accepted accounting principles, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Persons or otherwise be disclosed as such in a note to such balance sheet, other than any such lease under which the Borrower and/or one or more of its Subsidiaries is the lessor.

         Carve Out. At any time of determination, the sum of (i) allowed administrative expenses payable pursuant to 28 U.S.C. ss.1930(a)(6) and (ii) Priority Professional Expenses.

         Cases. Collectively, the Borrower's and the Guarantors' reorganization cases under Chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court.

         Cash Budget.  See ss.10.4.3.

         Closing Date. The first date on which the conditions set forth in ss.14 have been satisfied and any Loan is to be made hereunder and/or any Letter of Credit is to be issued hereunder.

         Code.  The Internal Revenue Code of 1986.

         Collateral. All of the property, rights and interests of the Borrower and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

         Commitment. With respect to any Bank, such Bank's Revolving Credit Commitment and/or Term Loan Commitment, as the context may require.

         Compliance Certificate.  See ss.11.4(c).

         Concentration Account. The account no. 4079-4888 maintained by the Borrower and its Subsidiaries with the Administrative Agent, or such other account as shall be so designated in writing by the Administrative Agent.

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         Consolidated EBITDA. With respect to the Borrower and its Subsidiaries and for any period, the Consolidated Net Income of such Persons for such period, plus, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) Consolidated Total Interest Expense, (ii) income tax expense, (iii) charges incurred in connection with the Borrower's restructuring,
(iv) depreciation, (v) amortization and (vi) other non-cash adjustments to income for such period.

         Consolidated Net Income. The consolidated net income of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, without giving effect to any adjustments, accruals, deductions or entries resulting from any gains or losses from the sale or other disposition of assets of such Person during such period. Consolidated Net Income shall be determined in accordance with generally accepted accounting principles or, to the extent generally accepted accounting principles are inconsistent with the preparation of the Cash Budget, in accordance with the Cash Budget.

         Consolidated Total Interest Expense. With respect to the Borrower and its Subsidiaries and for any period, the interest expense, net of interest income, of such Persons for such period as determined in accordance with generally accepted accounting principles.

         Controlled Accounts. Collectively, the Concentration Account and the other accounts that shall be subject to an Agency Account Agreement.

         Credit Agreement. This Debtor In Possession Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

         Creditors' Committee. The Official Unsecured Creditors' Committee to be organized by the United States Trustee and approved in relation to the Cases.

         Default.  See ss.16.1.

         Delinquent Bank.  See ss.18.5.3.

         De Minimis Proceeds. Proceeds received from a sale or other disposition of assets permitted pursuant to ss.12.5.2(a), provided that (i) the amount of proceeds received by the Borrower and its Subsidiaries from any such sale or other disposition does not exceed $50,000 for any individual sale or other disposition or $500,000 for all such asset sales and other dispositions consummated after the Closing Date and (ii) no Default or Event of Default has occurred and is continuing at the time such asset sale or other disposition is consummated.

         Derivative  Transaction.  Any of (i) a "swap  agreement"  as defined in
Section 101(53B) of the Bankruptcy Code (other than a spot foreign exchange transaction), (ii) any equity swap, floor, collar, cap or option transaction,
(iii) any option to enter into any of the foregoing, and (iv) any combination of the foregoing.

         Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower or any of its Subsidiaries, other than dividends payable solely in shares of common stock of the Borrower or such Subsidiary; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower or such Subsidiary, directly or indirectly through a Subsidiary of the Borrower or such Subsidiary or otherwise; the return of capital by the Borrower or such Subsidiary to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower or such Subsidiary.

         Documentation Agent.  As defined in the preamble hereto.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Drawdown Date.  The date on which any Loan is made or is to be made.

         Eligible Assignee. Any of (i) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor; and (vi) any other Person approved by each of the Agents, such approval not to be unreasonably withheld.

         Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         Environmental Laws.  See ss.10.17.

         ERISA.  The Employee Retirement Income Security Act of 1974.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

         Event of Default.  See ss.16.1.

         Excluded Proceeds.  See ss.11.15(a).

         Fee Letter. The letter agreement, dated as of September 10, 1999, among the Borrower, the Administrative Agent and the Documentation Agent.

         Filing Date.  See preamble.

         Final Order.  See ss.15.6.

         Fronting Fee.  See ss.5.6.

         generally accepted accounting principles. (i) When used in ss.13, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(B) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guarantors. Each entity executing this Credit Agreement as a guarantor and each additional Subsidiary of the Borrower which delivers a guaranty of the Obligations pursuant to ss.9 hereof.

         Guaranty. The Guaranty set forth in ss.6 hereof and each additional guaranty of the Obligations delivered pursuant to ss.9 hereof.

         Indebtedness. (a) Any liability of any Person (i) for borrowed money, or under any reimbursement obligation related to a letter of credit or bid or performance bond facility, or (ii) evidenced by a bond, note, debenture or other evidence of indebtedness (including a purchase money obligation) representing extensions of credit or given in connection with the acquisition of any business, property, service or asset of any kind (other than a trade payable or other current liability arising in the ordinary course of business) or (iii) for obligations with respect to (A) an operating lease calculated on the basis of the present value discounted at ten percent (10%) on the future payments from such Person under such operating lease, or (B) a lease of real or personal property that is or would be classified and accounted for as a Capitalized Lease; (b) any liability of others either for any lease, dividend or letter of credit, or for any obligation described in the preceding clause (a) that (i) the Person has guaranteed or that is otherwise its legal liability (whether contingent or otherwise or direct or indirect, but excluding endorsements of negotiable instruments for deposit or collection in the ordinary course of business) or (ii) is secured by any Lien on any property or asset owned or held by that Person, regardless of whether the obligation secured thereby shall have been assumed by or is a personal liability of that Person; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b), above.

         Ineligible Professional Expenses. Fees or expenses incurred by any Person, including the Creditors' Committee, in (A) preventing, hindering or delaying the Banks' or the Agents' enforcement or realization upon any of the Collateral once an Event of Default has occurred, (B) using cash collateral or selling any other Collateral without the Agents' consent, (C) incurring Indebtedness without the Agents' consent and (D) objecting to or contesting in any manner, or in raising any defenses to, the validity, extent, perfection, priority or enforceability of the Prepetition Bank Debt or the Obligations or any mortgages, liens or security interests with respect thereto or any other rights or interests of the Agents and the Banks, or in asserting any claims or causes of action, including, without limitation, any actions under chapter 5 of the Bankruptcy Code, against the Agents or the Banks, provided that Ineligible Professional Expenses shall not include fees or expenses incurred to investigate such matters.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. ss.24, Seventh), as amended.

         Insurance Assignments. Collectively, the several Assignments of Insurance Policies, whether dated on or after the Closing Date, entered into between the Documentation Agent and the Borrower and those Guarantors owning Vessels which, pursuant to ss.9 hereof, are subject to a perfected first priority mortgage in favor of the Documentation Agent.

         Interest Payment Date. As to each Loan, the last Business Day of each calendar week, including, without limitation, the calendar week which includes the Drawdown Date of such Loan.

         Interim Order. An order of the Bankruptcy Court in the Cases authorizing and approving this Agreement on an interim basis under Section 364(c) of the Bankruptcy Code and entered at a preliminary hearing under Bankruptcy Rule 4001, in form and substance satisfactory to the Agent and the Banks and Agents' Special Counsel and the Borrower and its counsel. The Interim Order shall, among other things, (i) have authorized (A) the borrowing of the Term Loan and the repayment of the Prepetition Bank Debt, (B) the rollover of the Rollover LC's pursuant to this Credit Agreement, and (C) the borrowing of not more than $42,000,000 in Revolving Credit Loans, and granted the claim status and Liens described in ss.9.1, and prohibited the granting of additional Liens on the assets of the Borrower and its Subsidiaries, (ii) provide that such Liens are automatically perfected by the entry of the Interim Order and also grant to the Documentation Agent for the benefit of the Agents and the Banks relief from the automatic stay of Section 362(a) of the Bankruptcy Code to enable the Agents, if the Required Banks elect to do so in their discretion, to make all filings and recordings and to take all other actions considered necessary or advisable by the Required Banks to perfect, protect and insure the priority of its Liens upon the Collateral as a matter of nonbankruptcy law,
(iii) provide for the preservation of certain challenges to the Prepetition Credit Agreement but subject to the requirement that any such challenges (A) by the Creditors' Committee be commenced no later than the date which falls on the 75th day following the appointment of the Creditors' Committee (or if such day is not a Business Day, on the next succeeding Business Day) and (B) by any other Person be commenced no later than the date which falls on the 75th day following the Filing Date (or if such day is not a Business Day, on the next succeeding Business Day), and (iv) be in full force and effect.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iii) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (iv) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Issuing Bank.  BankBoston, N.A.

         Letter(s) of Credit. Collectively, the letters of credit issued pursuant to ss.5 hereof and the Rollover LC's.

         Letter of Credit Application.  See ss.5.1.1.

         Letter of Credit Fee.  See ss.5.6.

         Letter of Credit Participation.  See ss.5.1.4.

         Liens. Any lien, encumbrance, mortgage, pledge, hypothecation, charge, restriction or other security interest of any kind securing any obligation of any entity or person.

         Loan Documents. This Credit Agreement, the Guaranties, the Notes, the Letters of Credit, the Letter of Credit Applications, the Security Documents and the Fee Letter.

         Loan Request.  See ss.2.6.

         Loans.  The Revolving Credit Loans and the Term Loan.

         Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         Net Cash Proceeds. With respect to any sale of assets, the cash proceeds received from such sale, net of all reasonable costs of sale and property transfer and sales taxes paid or payable as a result thereof by the Borrower and its Subsidiaries, and with respect to the incurrence of any Indebtedness, the cash proceeds received from such incurrence, net of all reasonable costs thereof and reasonable fees and all expenses payable in connection therewith by the Borrower and its Subsidiaries.

         Notes.  The Revolving Credit Notes and the Term Notes.

         Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agents, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit, or other instruments at any time evidencing any thereof.

         Operating Account. The Borrower's bank account (No. 4065-4949) with the Administrative Agent.

         Orders.  The Interim Order and the Final Order.

         outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permitted Liens. Liens, security interests and other encumbrances permitted by ss.12.2.

         Permitted Prior Liens. Valid, perfected and otherwise unavoidable Liens existing as of the Filing Date, Liens permitted by the Vessel Mortgages and Liens otherwise approved in writing by the Agents.

         Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Pledge Agreements. Collectively, the several Pledge Agreements, whether dated on or after the Closing Date, entered into between the Borrower and/or the Guarantors and the Documentation Agent, in each case, with respect to the capital stock or other equity interests of the Borrower and its Subsidiaries (direct and indirect).

         Prepetition Bank Debt. All of the Obligations under and as defined in the Prepetition Credit Agreement.

         Prepetition Credit Agreement. As defined in the preliminary statements hereto.

         Prepetition Debt Outstandings. At any time of determination, the outstanding amount of the Prepetition Bank Debt at such time, including without limitation all principal, interest, fees (including any amendment fees), and unreimbursed expenses.

         Priority Professional Expenses. Allowed and unpaid fees, costs and reasonable expenses of professionals retained in the Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code consisting of attorneys, accountants, financial advisors, and consultants retained by the Borrower or the Creditors' Committee; provided, however, that (i) the term "Priority Professional Expenses" shall not include any Ineligible Professional Expenses and (ii) the amount of Priority Professional Expenses shall not exceed the Professional Expense Cap.

         Professional Expense Cap. $3,700,000 in the aggregate (inclusive of any holdbacks required by the Bankruptcy Court), which shall accrue in equal monthly increments of $616,500 in each of the first six months following the Filing Date; provided however, if an Event of Default occurs the then unaccrued amount of the $3,700,000 Professional Expense Cap shall be immediately available up to $1,500,000, and if the unaccrued amount is greater than $1,500,000 the excess amount shall be eliminated.

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

         Register.  See ss.22.3.

         Reimbursement Obligation. The Borrower's obligation to reimburse the Issuing Bank and the other Banks on account of any drawing under any Letter of Credit as provided in ss.5.2.

         Reorganization Plan.  A plan or plans of reorganization in the Cases.

         Required Banks. As of any date, the Banks whose sum of (i) Revolving Credit Exposure plus (ii) the principal amount of the Term Loan owing to such Bank constitutes at least sixty-six and two-thirds percent (66-2/3%) of the sum of (i) the aggregate Revolving Credit Exposure of all the Banks plus (ii) the aggregate principal amount of the Term Loan outstanding on such date.

         Revolving Credit Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to the Borrower, up to a total aggregate principal amount outstanding for all Banks not to exceed the lesser of (i) $60,000,000 and (ii) the amount approved in the Interim Order or the Final Order, whichever is in effect at the time of reference thereto, as the same may be reduced from time to time; or, if such commitment is terminated pursuant to the provisions hereof, zero.

         Revolving Credit Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the Total Revolving Credit Commitment.

         Revolving Credit Exposure. With respect to any Bank at any date of determination, (i) prior to the termination of the Revolving Credit Commitments, such Bank's Revolving Credit Commitment and (b) after the termination of the Revolving Credit Commitments, the sum of (i) the aggregate principal amount of the Revolving Credit Loans of such Bank plus (ii) the aggregate amount of such Bank's Letter of Credit Participations.

         Revolving Credit Loans. The revolving credit loans made or to be made by the Banks to the Borrower pursuant to ss.2.

         Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

         Revolving Credit Notes.  See ss.2.4.

         Rollover   LC's.   Collectively,   the  letters  of  credit  issued  by
BankBoston, N.A., as issuing bank, under the Prepetition Credit Agreement.

         Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

         Security  Agreements.  Collectively,  the several Security  Agreements,
whether  dated  on  or  after  the  Closing  Date,   entered  into  between  the
Documentation Agent and the Borrower and the Guarantors.

         Security Documents. Collectively, the Vessel Mortgages, the Security Agreements, the Insurance Assignments, the Agency Account Agreements, and the Pledge Agreements.

         Senior Note Indenture. The Indenture dated as of February 19, 1998, between The Bank of New York, as trustee and the Borrower.

         Senior Notes. The senior unsecured promissory notes due 2008 of the Borrower in an aggregate principal amount of $300,000,000, issued pursuant to the Senior Note Indenture.

         Settlement. The making or receiving of payments, in immediately available funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Bank's Revolving Credit Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

         Settlement Amount.  See ss.2.9.1.

         Settlement  Date.  (a) The Drawdown  Date relating to any Loan Request,
(b) Monday of each week, or if a Monday is not a Business Day, the Business Day immediately following such Monday, or (c) at the option of the Administrative Agent, any other Business Day.

         Settling Bank.  See ss.2.9.1.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock; provided that Lightship Tanker Holdings LLC and its Subsidiaries shall not be considered Subsidiaries of Borrower hereunder.

         Super-Priority Claim. A claim against the Borrower or its estate in its Case or a Guarantor or its estate in its Case which is an administrative expense claim having priority over (i) any and all allowed administrative expenses and
(ii) unsecured claims now existing or hereafter arising, including, without limitation, administrative expenses of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code.

         Termination Date. The date on which the Revolving Credit Commitment and the Term Loan Commitment expire, which shall be the earliest of (i) February 28, 2000, (ii) the effective date of a Reorganization Plan that has been confirmed by an order of the Bankruptcy Court, and (iii) the date which is 30 days after the Filing Date in the event that the Final Order shall not have been entered on or before such date.

         Term Loan.  The Term Loan made by the Banks pursuant to ss.4 hereof.

         Term Loan Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make the Term Loan, as the same may be reduced from time to time; or, if such Commitment is terminated pursuant to the provisions hereof, zero.

         Term Loan Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the Total Term Loan Commitment.

         Term Note(s).  See ss.4.2.

         Term Note Record.  A Record with respect to a Term Note.

         Total Commitment. The sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment, each as in effect from time to time.

         Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Banks, as in effect from time to time, up to an aggregate principal amount outstanding not to exceed the lesser of (i) $60,000,000 and
(ii) the amount approved in the Interim Order or the Final Order, whichever is in effect at the time of reference thereto, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Total Term Loan Commitment. The sum of the Term Loan Commitments of the Banks, as in effect from time to time.

         Trust Securities. The 6 1/2% Trust Convertible Preferred Securities, issued by Hvide Capital Trust, a Delaware statutory business trust, and the 6 1/2% Convertible Subordinated Debentures due June 15, 2012 issued by the Borrower to Hvide Capital Trust.

         Uniform Customs. With respect to (i) any documentary or standby Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993
Revision), International Chamber of Commerce Publication No. 500 or (ii) any standby Letter of Credit, International Standby Practices (ISP 98) as promulgated by the Institute of International Banking Law & Practice, Inc., or, in each case, any successor version thereto adopted by the Issuing Bank in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Issuing Bank and the other Banks on the date specified in, and in accordance with, ss.5.2.

         Vessel(s). Collectively, all vessels owned by the Borrower and its Subsidiaries, and individually, any of such vessels.

         Vessel Mortgages. Collectively, the several First Preferred Vessel or Fleet Mortgages, whether dated on or after the Closing Date, entered into or to be entered into between the Borrower and/or the Guarantors and the Documentation Agent.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         1.2.  Rules of Interpretation.

         (a) A reference to any document or agreement shall include such document or agreement as amended, restated, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

         (b) The singular includes the plural and the plural includes the singular.

         (c) A reference to any law includes any amendment or modification to such law.

         (d) A reference to any Person includes its permitted successors and permitted assigns.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

         (f) The words "include", "includes" and "including" are not limiting.

         (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

         (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

         (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

         (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

         (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

         (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agents, the Borrower and the Guarantors and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agents or any of the Banks merely on account of either Agent's or any Bank's involvement in the preparation of such documents.

         2.  THE REVOLVING CREDIT FACILITY.

         2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Termination Date upon notice by the Borrower to the Administrative Agent given in accordance with ss.2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Revolving Credit Commitment minus such Bank's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations shall not at any time exceed the least of (i) the Total Revolving Credit Commitment in effect at such time, (ii) Adjusted Projected Revolver Outstandings at such time, and (iii) the amount approved to be borrowed by way of Revolving Credit Loans and Letters of Credit in the Interim Order or the Final Order, whichever is then in effect. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.14 and ss.15, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.15, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective Revolving Credit Commitment Percentages a commitment fee equal to one-half of one percent (0.50%) per annum on the average daily amount during each calendar month or portion thereof from the date hereof to the Revolving Credit Maturity Date by which the Total Revolving Credit Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar month. The commitment fee shall be payable weekly in arrears on the last Business Day of each calendar week for the immediately preceding calendar week, commencing on the first such date following the date hereof, with a final payment on the Termination Date or any earlier date on which the Revolving Credit Commitments shall terminate.

         2.3.  Reduction of Total Revolving Credit Commitment.

                  (a) Optional. The Borrower shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Administrative Agent to reduce by $100,000 or an integral multiple thereof, or terminate entirely, the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this ss.2.3, the Administrative Agent will notify the Banks of the substance thereof.

                  (b) Mandatory. After repayment in full of the Term Loan, the Total Revolving Credit Commitment shall also be reduced upon the consummation by the Borrower or any of its Subsidiaries of any sale or other disposition of assets, other than a sale or other disposition resulting in De Minimis Proceeds. The amount of such reduction of the Total Revolving Credit Commitment shall be equal to the amount of Net Cash Proceeds received by the Borrower and its Subsidiaries from such sale or other disposition, and contemporaneously with such reduction, the Revolving Credit Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the total amount of such reduction.

                  (c) General. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks, in accordance with their Revolving Credit Commitment Percentages, the full amount of any commitment fee then accrued on the amount of the reduction or, as the case may be, termination. No reduction or termination of the Revolving Credit Commitments may be reinstated.

         2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-1 hereto (each a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

         2.5. Interest on Revolving Credit Loans. Except as otherwise provided in ss.8.6, each Revolving Credit Loan shall bear interest commencing with the Drawdown Date thereof and ending on the date such Revolving Credit Loan is repaid, at the rate per annum equal to (a) from the Closing Date through December 15, 1999, the Base Rate plus three percent (3.00%) and (b) from and after December 16, 1999, the Base Rate plus seven and one-half percent (7.50%), which, in each case, shall be payable weekly, in cash, on each Interest Payment Date and on the Termination Date.

         2.6. Requests for Revolving Credit Loans. The Borrower shall give to the Administrative Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") not later than 12:00 noon (New York time) on the proposed Drawdown Date of any Loan (which must be a Business Day). Each such notice shall be signed by the Chief Financial Officer, the Treasurer or the Director of Finance & Treasury of the Borrower and shall specify (A) the principal amount of the Revolving Credit Loan requested and (B) the proposed Drawdown Date of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $1,000,000 or an integral multiple thereof.

         2.7.  Funds for Revolving Credit Loans.

                  2.7.1. Funding Procedures.  Not later than 2:00 p.m. (New York time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Bank's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.ss.14 and 15 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Banks. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such other Bank's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans.

                  2.7.2. Advances by Administrative Agent. The Administrative Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Bank. If the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

         2.8. Swing Line. Notwithstanding the notice and minimum amount requirements set forth in ss.2.6 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Banks, make Revolving Credit Loans to the Borrower (i) by entry of credits to the Borrower's Operating Account with the Administrative Agent to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The aggregate principal amount of Revolving Credit Loans made pursuant to this ss.2.8 shall not, at any time, exceed $10,000,000. The Borrower hereby requests and authorizes the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in ss.2.1 and the requirements that the applicable provisions of ss.15 be satisfied. All actions taken by the Administrative Agent pursuant to the provisions of this ss.2.8 shall be conclusive and binding on the Borrower and the Banks. Interest on Revolving Credit Loans made pursuant to this ss.2.8 shall, prior to a Settlement, be for the account of the Administrative Agent.

         2.9.  Settlements.

                  2.9.1. General. On each Settlement Date, the Administrative Agent shall, not later than 12:00 noon (New York time), give telephonic or facsimile notice (i) to the Banks and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the Administrative Agent on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Loans to be made (following the giving of notice pursuant to ss.2.8(ii)) on such date pursuant to a Loan Request and (ii) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Banks and the Borrower or to the Banks with respect to any amounts owing under this ss.2.9 shall be prima facie evidence of the amount due and owing. Notwithstanding the notice and minimum amount requirements set forth in
         Section 2.6, each Settling Bank shall, not later than 3:00 p.m. (New York time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this ss.2.9 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this ss.2.9 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Bank. In the event that a Settling Bank is prevented from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

                  2.9.2. Failure to Make Funds Available. If any Settling Bank makes available to the Administrative Agent its Settlement Amount on a date after such Settlement Date, such Settling Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is
         365. A statement of the Administrative Agent submitted to such Settling Bank with respect to any amounts owing under this ss.2.9.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Administrative Agent by such Settling Bank within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

                  2.9.3. No Effect on Other Banks. The failure or refusal of any Settling Bank to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (i) relieve any other Settling Bank from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Bank's Settlement Amount or (ii) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Bank.

         2.10.  Repayments of Revolving Credit Loans Prior to Event of Default.

                  2.10.1. Credit for Funds Received in Concentration Account. Prior to the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of money, checks and like items received in the Concentration Account shall be credited, on the same Business Day on which the Administrative Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by ss.2.10.2, (ii) all funds and cash proceeds in the form of a wire transfer received in the Concentration Account shall be credited on the same Business Day as the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by ss.2.10.2, and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the Concentration Account shall be credited, on the next Business Day following the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by ss.2.10.2. For purposes of the foregoing provisions of this ss.2.10.1, the Administrative Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Administrative Agent before 2:30 p.m. (New York time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Administrative Agent in accordance with the Administrative Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                  2.10.2.  Application of Payments Prior to Event of Default.

                           (a) Prior to the occurrence of an Event of Default of
                  which the account officers of the Administrative Agent active on the Borrower's account have actual knowledge, all funds transferred to the Concentration Account and for which the Borrower has received credits shall be applied to the Obligations as follows:

                                    (i)  first,  to pay  interest  then  due and
                           payable on, and then principal of, Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8;

                                    (ii)  second,  to pay  interest on the Loans
                           (other than Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8) then due and payable;

                                    (iii) third, to any other  Obligations  then
                           due and payable;

                                    (iv) fourth, to the Operating Account to the
                           extent that, after transferring such amount, the aggregate amount of cash and cash equivalents (other than Excluded Proceeds) held by the Borrower and its Subsidiaries (whether in accounts or otherwise), exclusive of amounts held in Controlled Accounts, shall not exceed the total sum of $8,000,000;

                                    (v)     fifth, to pay the principal of
                           Revolving Credit Loans,

                                    (vi) sixth, to cash collateralize Letters of
                           Credit in an amount equal to 110% of the Maximum Drawing Amount thereof;

                                    (vii)   seventh, to pay the principal of the
                           Term Loan; and

                                    (viii) eighth, to the Operating Account.

                           (b) Notwithstanding the foregoing,  in the event that
                  any funds in the Concentration Account constitute the proceeds of Collateral (other than De Minimis Proceeds) which, pursuant to ss.4.6 and/or ss.3.2(b), are required to be applied to prepay, respectively, the Term Loan or the Revolving Credit Loans, such amounts shall be applied first to prepay the Term Loan in accordance with ss.4.6, second to repay Revolving Credit Loans in accordance with ss.3.2(b) (it being understood that such repayment shall be accompanied by a permanent reduction in the Total Revolving Credit Commitment in the amount of such repayment), and third in accordance with the preceding clause (a).

                           (c) All  prepayments  of the  Revolving  Credit Loans
                  pursuant to this ss.2.10.2 shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of Revolving Credit Loans outstanding owing to the Banks, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this ss.2.10.2, first to outstanding Revolving Credit Loans advanced pursuant to ss.2.8 by the Administrative Agent.

         2.11. Repayments of Revolving Credit Loans After Event of Default. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Administrative Agent active on the Borrower's account have actual knowledge, all funds transferred to the Concentration Account and for which the Borrower has received credits shall be applied to the Obligations in accordance with ss.16.4.

         3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.

         3.1. Maturity. The Borrower promises to pay on the Termination Date, and there shall become absolutely due and payable on the Termination Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         3.2.  Mandatory Repayments of Revolving Credit Loans.

                  (a) If at any time the sum of the aggregate outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations exceeds the least of (i) the Total Revolving Credit Commitment in effect at such time, (ii) Adjusted Projected Revolver Outstandings at such time, and
         (iii) the amount approved to be borrowed by way of Revolving Credit Loans and Letters of Credit in the Interim Order or the Final Order, whichever is then in effect, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Banks for application; first, to pay principal of Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8; second, to any Unpaid Reimbursement Obligations; third, to pay the principal of Revolving Credit Loans (other than Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8); and fourth, to provide the Documentation Agent cash collateral for Reimbursement Obligations as contemplated by ss.5.2(b) and (c). Each payment of Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

                  (b) In addition, after repayment in full of the Term Loan, the Borrower shall, immediately upon the receipt thereof, prepay the outstanding Revolving Credit Loans in an amount equal to the Net Cash Proceeds received by the Borrower and its Subsidiaries from the sale or other disposition of assets by any such Person, other than proceeds which constitute De Minimis Proceeds. Such prepayment shall be accompanied by a permanent reduction in the Total Revolving Credit Commitment in the amount of such prepayment.

         3.3. Optional Repayments of Revolving Credit Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium. The Borrower shall give the Administrative Agent notice of any proposed prepayment pursuant to this ss.3.3 not later than 11:00 a.m. New York time on the Business Day prior to the date of such prepayment, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in a minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof and shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment. Each partial prepayment shall be allocated among the Banks in accordance with their respective Revolving Credit Commitment Percentages, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

         4.  THE TERM LOAN.

         4.1. Commitment to Lend the Term Loan. Subject to the terms and conditions set forth in this Credit Agreement, each Bank agrees, on the Closing Date, to advance to the Administrative Agent, for the account of the Borrower, its Term Loan Commitment Percentage of the principal amount of $240,889,767.23. The proceeds of the Term Loan shall be paid by the Administrative Agent to the lenders party to the Prepetition Credit Agreement in an amount for each such lender equal to the aggregate amount of principal owed to such lender under or in respect of the Prepetition Credit Agreement. The Borrower agrees that, on and as of the Closing Date, all lending commitments under the Prepetition Credit Agreement are hereby irrevocably terminated; provided, that the foregoing shall not impair those expense and indemnity provisions of the Prepetition Credit Agreement which, by their terms, survive the termination thereof.

         4.2. The Term Notes. The Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-2 hereto (each a "Term Note"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term Loan Commitment Percentage of the Term Loan and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term Loan Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Term Loan Commitment Percentage of the Term Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

         4.3. Repayment of Principal of Term Loan. The Borrower promises to pay to the Administrative Agent, for the account of the Banks in accordance with their Term Loan Commitment Percentages, the principal amount of the Term Loan on the Termination Date.

         4.4. Optional Prepayment of Term Loan. The Borrower shall have the right at any time to prepay the Term Notes on or before the Termination Date, as a whole, or in part, upon not less than one (1) Business Day's prior written notice to the Administrative Agent, without premium or penalty, provided that
(i) each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) each partial prepayment shall be allocated among the Banks in accordance with their respective Term Loan Commitment Percentages, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment. No amount repaid with respect to the Term Loan may be reborrowed.

         4.5. Interest on Term Loan. Except as otherwise provided in ss.8.6, the Term Loan shall bear interest for each day from the Drawdown Date thereof until repaid in full at the rate per annum equal to (a) from the Closing Date through December 15, 1999, the Base Rate plus three percent (3.00%) and (b) from and after December 16, 1999, the Base Rate plus seven and one-half percent (7.50%), which, in each case, shall be payable weekly, in cash, on each Interest Payment Date and on the Termination Date.

         4.6. Mandatory Prepayments of Term Loan. Except to the extent such Proceeds constitute De Minimis Proceeds or are proceeds from sales or other dispositions permitted pursuant to ss.12.5.2(b), the Borrower shall prepay the Term Loan in an amount equal to the Net Cash Proceeds received by the Borrower and its Subsidiaries from sales or other dispositions of assets pursuant to
Section 12.5.2. Prepayments of the Term Loan pursuant to this Section 4.6 shall be made contemporaneously with the receipt of such Net Cash Proceeds by the Borrower or such Subsidiary and shall be made pro rata to the Banks in accordance with their Term Loan Commitment Percentages. Any prepayment shall include all interest accrued to the date of such prepayment. No amount repaid with respect to the Term Loan may be reborrowed.

         5.  LETTERS OF CREDIT.

         5.1.  Letter of Credit Commitments.

                  5.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the
         Borrower of a letter of credit application on the Issuing Bank's customary form (a "Letter of Credit Application"), the Issuing Bank on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby and (if agreed to by the Documentation Agent) documentary letters of credit, in such form and for such purposes as may be requested from time to time by the Borrower and agreed to by the Issuing Bank (the Issuing Bank's agreement as to such purposes not to be unreasonably withheld); provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations shall not exceed the lesser of (i) $10,000,000 and (ii) any specific amount approved by the Bankruptcy Court solely for Letters of Credit in the Interim Order or the Final Order, whichever is then in effect, and (b) the sum of (i) the Maximum Drawing Amount, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding, shall not exceed the least of (A) Total Revolving Credit Commitment at such time, (B) Adjusted Projected Revolver Outstandings at such time, and (C) the amount approved to be borrowed by way of Revolving Credit Loans, and Letters of Credit in the Interim Order or the Final Order, whichever is then in effect.

                  5.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                  5.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the Termination Date (unless otherwise agreed to by the Agents). Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                  5.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Revolving Credit Commitment Percentage, to reimburse the Issuing Bank on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to ss.5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

                  5.1.5. Participations of Banks. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under ss.5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to ss.5.2.

         5.2. Reimbursement Obligation of the Borrower. In order to induce the Issuing Bank to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Issuing Bank or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

                  (a) except as otherwise  expressly  provided in ss.5.2(b)  and
         (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank or any other Bank in connection with any payment made by the Issuing Bank or any other Bank under, or with respect to, such Letter of Credit,

                  (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to 110% of such difference, which amount shall be held by the Issuing Bank for the benefit of the Banks and the Issuing Bank as cash collateral for all Obligations, and

                  (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.16, or the occurrence of the Termination Date, an amount equal to 110% of the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Issuing Bank for the benefit of the Banks and the Issuing Bank as cash collateral for all Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Head Office in immediately available funds and shall be promptly remitted by the Administrative Agent to the Issuing Bank or such other Bank entitled thereto. Interest on any and all amounts remaining unpaid by the Borrower under this ss.5.2 at any time from the date such amounts become due and payable (whether as stated in this ss.5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent, for the accounts of the Issuing Bank and the other Banks, on demand at the rate specified in ss.8.9 for overdue principal on the Revolving Credit Loans.

         5.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Issuing Bank as provided in ss.5.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (New York time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, and the Administrative Agent shall promptly forward the same to the Issuing Bank, such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of
(i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (ii) the amount equal to such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360. The responsibility of the Issuing Bank to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         5.4. Obligations Absolute. The Borrower's obligations under this ss.5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agents, the Issuing Bank, any other Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agents, the Issuing Bank, and the other Banks that the Agents, the Issuing Bank, and the other Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under ss.5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agents, the Issuing Bank, and the other Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agents, the Issuing Bank, or any other Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agents, the Issuing Bank, or any other Bank to the Borrower.

         5.5. Reliance by Issuer. To the extent not inconsistent with ss.5.4, the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank. The Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

         5.6. Letter of Credit Fees. The Borrower shall, on the last Business Day of each calendar week and on the Termination Date, pay a fee, in cash (in each case, a "Letter of Credit Fee"), to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages, in an amount equal to (a) from the Closing Date through December 15, 1999, three percent (3.00%) per annum and (b) from and after December 16, 1999, seven and one-half percent (7.50%) per annum, in each case on the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week. The Borrower shall also, on the last Business Day of each calendar week and on the Termination Date, pay to the Administrative Agent, for the account of the Issuing Bank, a fee (in each case, a "Fronting Fee") in an amount equal to one-quarter of one percent (0.25%) per annum on the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week. In respect of each Letter of Credit, the Borrower shall also pay to the Issuing Bank, for the Issuing Bank's own account, at such other time or times as such charges are customarily made by the Issuing Bank, the Issuing Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

         5.7. Cash Collateral For Letter of Credit Obligations. In the event that on the Termination Date there are any outstanding Letters of Credit, the Borrower shall, on such date, deposit with the Issuing Bank an amount equal to 110% of the aggregate Maximum Drawing Amount of all such Letters of Credit, to be held by the Issuing Bank as cash collateral for any drawing under any such Letter of Credit.

         5.8. Rollover LC's. On the Closing Date, the Rollover LC's shall, for all purposes hereunder, be treated as letters of credit issued pursuant to ss.5 hereof and the Borrower's reimbursement obligations in respect thereof shall be included in the Obligations. Each Bank agrees that its Letter of Credit Participation shall extend to the Rollover LC's.

         6.  GUARANTY.

         6.1. Guaranty of Payment and Performance. Each of the Guarantors and the Borrower is a member of a group of interrelated and interdependent corporations and other entities, the success of any one of which is dependent upon the success of the others. Each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower hereunder (which benefits are hereby acknowledged). In consideration thereof, each of the Guarantors hereby jointly and severally guarantees to the Agents and the Banks, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations. Each of the Guarantors is accepting joint and several liability hereunder in consideration of the other Guarantors accepting joint and several liability hereunder. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Agents or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Banks and the Agents, without demand or notice of any nature, all of which are expressly waived by each of the Guarantors. Payments by the Guarantors hereunder may be required by the Administrative Agent on any number of occasions. All payments by any of the Guarantors hereunder shall be made to the Administrative Agent, in the manner and at the place of payment specified therefor in ss.8.1.1 hereof, for the account of the Banks and the Agents.

         6.2. Guarantors' Agreement to Pay Enforcement Costs, etc. Each of the Guarantors further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all reasonable costs and expenses (including court costs and reasonable legal expenses, including the allocated cost of staff counsel) incurred or expended by any Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this ss.6 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in ss.8.9 hereof, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         6.3. Waivers by the Guarantors; Banks' Freedom to Act. Each of the Guarantors agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents or any Bank with respect thereto. Each of the Guarantors waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agents or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other Person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Agents or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agents or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agents or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agents or any Bank.

         6.4. Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if each such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each of the Guarantors.

         6.5.  Subrogation; Subordination.

                  6.5.1. Postponement of Rights Against Borrower. Until the final payment and performance in full in cash of all of the Obligations and the termination of the Commitments, none of the Guarantors shall exercise any rights against the Borrower arising as a result of payment by each such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and none of the Guarantors will prove any claim in competition with the Agents or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of any such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Agents or any Bank.

                  6.5.2.  Subordination.  The  payment of any  amounts  due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to any of the Guarantors is hereby subordinated to the prior payment in full in cash of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any of the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Agents and be paid over to the Administrative Agent, for the benefit of the Banks and the Agents, on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

                  6.5.3. Provisions Supplemental. The provisions of this ss.6.5 shall be supplemental to and not in derogation of any rights and remedies of the Banks and the Agents under any separate subordination agreement which an Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Banks and the Agents.

         6.6. Further Assurances. Each of the Guarantors agrees that it will from time to time, at the request of the Agents, do all such things and execute all such documents as the Agents may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agents hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Agents or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

         6.7. Reinstatement. Notwithstanding any termination of this Guaranty, this Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by an Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor, or otherwise, all as though such payment had not been made or value received.

         6.8. Successors and Assigns. This Guaranty shall be binding upon each of the Guarantors, its successors and assigns, and shall inure to the benefit of the Agents and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may, in accordance with the provisions of ss.22, assign or otherwise transfer this Credit Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other Person, and such other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein. None of the Guarantors may assign any of its obligations hereunder.

         6.9. Severability. It is the intention and agreement of the Guarantors, the Agents and the Banks that the obligations of the Guarantors under this Guaranty shall be valid and enforceable against the Guarantors to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of any Guarantor shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantors, the Agents and the Banks that any balance of the obligation created by such provision and all other obligations of such Guarantor to the Agent and the Banks created by other provisions of this Guaranty shall remain valid and enforceable. Likewise, if by final order, a court of competent jurisdiction shall declare any sums which the Agents or the Banks may be otherwise entitled to collect from the Guarantors under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to the obligations under this Guaranty, it is the stated intention and agreement of the Guarantors, the Agents and the Banks that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agents and the Banks from the Guarantors.

         7.  FEES.

         7.1. Facility Fees. A facility fee in the amount of $3,700,000 shall be fully earned by the Agents and the Banks on the Closing Date. The facility fee shall be paid by the Borrower as follows:

         (i) $600,000 shall be paid on the Closing Date to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages;

         (ii) $1,000,000 shall be paid on December 15, 1999 to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages; provided that, in the event that the Obligations are repaid in full, in cash, the Commitments are irrevocably terminated, and all Letters of Credit are either cancelled or cash collateralized in an amount equal to 110% of the Maximum Drawing Amount thereof, in each case, on or before December 15, 1999, such fee shall be forgiven and shall not be payable by the Borrower; and

         (iii) $2,100,000 shall be paid on February 28, 2000 to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages; provided that in the event that the Obligations are repaid in full, in cash, the Commitments are irrevocably terminated, and all Letters of Credit are either cancelled or cash collateralized in an amount equal to 110% of the Maximum Drawing Amount thereof, in each case, on or before February 28, 2000, such $2,100,000 fee shall be forgiven and shall not be payable by the Borrower.

         7.2. Agents' Fees. The Borrower shall also pay to the Administrative Agent and the Documentation Agent certain fees as provided in the Fee Letter.

         7.3. Nature of Fees. All of the above fees will be fully-earned on the Closing Date and, except as expressly set forth above, will be non-refundable.

         8.  CERTAIN GENERAL PROVISIONS.

         8.1.  Funds for Payments.

                  8.1.1. Payments to Administrative Agent. All payments of principal, interest, commitment fees, Letter of Credit Fees, Fronting Fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Banks and the Agents, at the Administrative Agent's Head Office or at such other location in the New York, New York area that the Administrative Agent may from time to time designate, in each case in Dollars and in immediately available funds. The Borrower and each of the Guarantors hereby expressly authorizes the Administrative Agent to charge any account(s) of the Borrower or any Guarantor with the Administrative Agent or to advance Swing Line Loans or Revolving Credit Loans hereunder to effect any payments due hereunder or under the other Loan Documents.

                  8.1.2. No Offset,  etc. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Banks or (as the case may be) the Agents, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agents to receive the same net amount which the Banks or the Agents would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                  8.1.3. Receipt of Funds By Administrative Agent. The Borrower agrees that, on each day on which a payment is due hereunder with respect to any Loan, Letter of Credit or fee or under any Note, it will deliver to the Administrative Agent, not later than 12:00 noon (New York time), the amount so due on such day.

         8.2. Computations. All computations of interest on the Loans and of commitment fees, Letter of Credit Fees, Fronting Fees, and other fees hereunder shall be based on a 360-day year and paid for the actual number of days elapsed. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and Term Note Records from time to time shall, with respect to the Borrower, be considered correct and binding unless within five (5) Business Days after receipt of any notice from the Administrative Agent or any of the Banks of such outstanding amount, the Borrower shall notify the Administrative Agent or such Bank to the contrary or the Administrative Agent or such Bank shall notify the Borrower to the contrary.

         8.3. Additional Costs, etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, any Letter of Credit, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Administrative Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

                  (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, any Letter of Credit, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

                           (i) to  increase  the  cost to any  Bank  of  making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

                           (ii) to reduce  the  amount of  principal,  interest,
                  Reimbursement Obligation, or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitment, any of the Loans or any Letter of Credit, or

                           (iii) to require such Bank or the Administrative Agent to make any payment or to forego any interest, Reimbursement Obligation, or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrower hereunder,

then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment or foregone interest or other sum.

         8.4. Capital Adequacy. If after the date hereof any Bank or the Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Administrative Agent or any corporation controlling such Bank or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Bank or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Administrative Agent to be material, then such Bank or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Administrative Agent of a certificate in accordance with ss.8.7 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

         8.5. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.8.3 or 8.4 and a brief explanation of such amounts which are due, submitted by any Bank or the Administrative Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

         8.6. Interest After Default. During the continuance of a Default or an Event of Default the principal of the Revolving Credit Loans and the Term Loan shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Banks pursuant to ss.29, bear interest at a rate per annum equal to two percent (2%) above the rate of interest otherwise applicable to such Loans pursuant to ss.2.5 or ss.4.5, as the case may be. During the continuance of a Default or Event of Default the Letter of Credit Fee shall be the rate per annum equal to two percent (2%) above the rate otherwise applicable.

         8.7. Interest Limitation. Notwithstanding any other term of this Credit Agreement, any Note or any other Loan Document, the maximum amount of interest which may be charged to or collected from any Person liable hereunder, under any Note or under any other Loan Document by any Bank, shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest (the "Maximum Rate") which could lawfully be charged or collected under applicable law, so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed, as to any Person liable therefor, the Maximum Rate, and any term of this Credit Agreement, any Note or any other Loan Document which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this Section. If, in respect of any applicable period, the effective interest rate on any amounts owing pursuant to this Credit Agreement, the Notes or any of the other Loan Documents, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, and if in any applicable period, such effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate for such future applicable period shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that a court of competent jurisdiction shall, notwithstanding the provisions of this Section 8.7, determine that any Bank has received interest hereunder or under any of the other Loan Documents in excess of the Maximum Rate, such excess shall, to the extent permitted by applicable law, be applied first to any interest not in excess of the Maximum Rate then due and not yet paid, then to the outstanding principal of the Loans, then to fees and any other unpaid Obligations, and thereafter shall be refunded to the Borrower or as a court of competent jurisdiction may otherwise order. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Credit Agreement is less than the total amount of interest which would have been paid or accrued had the interest not been limited hereby to the Maximum Rate, then the Borrower shall, to the extent permitted by applicable law, pay to the Banks hereunder or under the Notes an amount equal to the excess, if any, of
(a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect with respect to the Obligations hereunder or under the Notes and (ii) the amount of interest which would have accrued had the applicable effective interest rate not been limited hereunder by the Maximum Rate over (b) the amount of interest actually paid or accrued under this Credit Agreement. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, the Borrower and any Bank or the Administrative Agent, as the case may be, shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee, or premium, rather than as interest,
(ii) exclude any voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations. The term "applicable law" as used in this Section 8.7 means the law chosen pursuant to Section 24 hereof or, if (despite the parties' intentions otherwise) the forum court does not enforce such contractual choice of law, the applicable law after the forum court applies the choice of law rules of the forum, including any federally mandated choice of law. The term includes applicable federal law, such as the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended.

9.  PRIORITY AND COLLATERAL SECURITY.

         9.1. Super-Priority Claims and Collateral Security. The Borrower hereby represents, warrants and covenants that, upon entry of the Interim Order or the Final Order, whichever first occurs, (a) the Obligations shall at all times constitute a Super-Priority Claim having priority, pursuant to Section 364(c)(1) of the Bankruptcy Code, subject only to the Carve Out and other than in respect of assets constituting avoidance actions of the Borrower and the Guarantors under Chapter 5 of the Bankruptcy Code or proceeds thereof, and (b) pursuant to
Section 364(c)(2) and (3) of the Bankruptcy Code and the Security Documents, the Obligations shall at all times be secured by a perfected security interest (i) in each of the Vessels listed on Schedule 9.1(a) hereto, (ii) in substantially all of the other assets, whether now owned or hereafter acquired of the Borrower and its Guarantors, pursuant to the terms of the Security Documents, other than assets constituting avoidance actions of the Borrower and the Guarantors under Chapter 5 of the Bankruptcy Code (or proceeds thereof), and (iii) a first priority perfected pledge, in favor of the Documentation Agent, for the benefit of the Banks and the Agent, of the capital stock or other equity interests of each Subsidiary of the Borrower, other than those Subsidiaries set forth on
Schedule 9.1(b) hereto, subject only to (A) Permitted Prior Liens, and (B) the Carve Out; provided that the priority of such Lien securing the Obligations, to the extent the proceeds thereof shall have been used to repay (or provide cash collateral for) the Prepetition Bank Debt, shall also be equitably subrogated to such Lien priority as was enjoyed by the Liens securing the Prepetition Bank Debt prior to the repayment (or cash collateralization) thereof on the Closing Date. All payments consisting of administrative, compensation and reimbursement expenses constituting Priority Professional Expenses or other items included in the Carve Out shall reduce the Professional Expense Cap or (as the case may be) the balance of the Carve Out dollar for dollar. The security interests securing the Obligations shall not be subject to Section 551 of the Bankruptcy Code.

         9.2. Collateral Security Perfection. The Borrower and each Guarantor agree to take all action that the Agents or any Bank may reasonably request as a matter of nonbankruptcy law to perfect and protect the Agents' and the Banks' Liens upon the Collateral and for such Liens to obtain the priority therefor contemplated hereby, including, without limitation, executing and delivering such ship mortgages and related documents and instruments, financing statements, providing such notices and assents of third parties, obtaining such governmental approvals and providing such other instruments and documents in recordable form as the Agents or any Bank may reasonably request.

         9.3. No Discharge; Survival of Claims. The Borrower and each Guarantor agree that (i) the Obligations shall not be discharged by the entry of an order confirming a Reorganization Plan (and the Borrower and each Guarantor, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waive any such discharge),
(ii) the Super-Priority Claim granted to the Agents and Banks pursuant to the Orders and the Liens granted to the Agents and Banks pursuant to the Orders and the Security Documents shall not be affected in any manner by the entry of an order confirming a Reorganization Plan and (iii) the Borrower and each Guarantor shall not propose or support any Reorganization Plan that is not conditioned upon the payment in full in cash, on or prior to the earlier to occur of (A) the effective date of such Reorganization Plan and (B) the Termination Date, of all of the Obligations and the Prepetition Bank Debt, and, with respect to Obligations arising pursuant to ss.19.1 or ss.19.2 after such date, thereafter for the payment in full of such Obligations in cash when due and payable.

         9.4. Guarantees. The Obligations shall be guaranteed by each Subsidiary (direct or indirect) of the Borrower (other than those Subsidiaries listed on
Schedule 9.4(c) hereto) pursuant to the terms of the Guaranty. The Borrower shall notify the Agents of the acquisition or formation of any new Subsidiary prior to such acquisition or formation. The Borrower shall, at the request of either Agent, promptly, and in any event within ten (10) Business Days of such request, cause each of its Subsidiaries which is not a Guarantor to (i) execute and deliver to each of the Banks and the Agents a guaranty which is substantially in the form of the Guaranty and which is satisfactory to the Banks and the Agents in all respects and (ii) execute and deliver to each of the Banks and the Agents all other documents and instruments, including, without limitation, corporate authority documents and legal opinions, as the Agents may reasonably request in connection with the delivery of such guaranty; provided, that the provisions of this ss.9 shall not apply to (i) any Subsidiary which is contractually or pursuant to its organizational documents prohibited from delivering a guaranty of the Obligations or (ii) Seabulk Offshore Chartering, Inc or (iii) any of the Subsidiaries listed on Schedule 9.4(c) hereto.

         10.  REPRESENTATIONS AND WARRANTIES.

         The Borrower and each Guarantor represents and warrants to the Banks and the Agents as follows:

         10.1.  Corporate Authority.

                  10.1.1. Organization; Good Standing. Each of the Borrower and its Subsidiaries (i) is a corporation or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, (ii) has all requisite corporate or limited partnership power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation or a foreign limited partnership, as the case may be, and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole.

                  10.1.2. Authorization. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party and the transactions contemplated hereby and thereby (i) are within the corporate or limited partnership, as the case may be, authority of such Person, (ii) have been duly authorized by all necessary corporate or limited partnership, as the case may be, proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter, bylaws, or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

                  10.1.3. Enforceability. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party will, upon entry of the Interim Order or the Final Order, whichever occurs first, result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         10.2. Governmental Approvals. Except for the entry of the Interim Order or the Final Order, whichever occurs first, the execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         10.3. Title to Properties; Leases. Except as indicated on Schedule 10.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date and/or which have been disclosed to the Agent), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

         10.4.  Fiscal Year; Financial Statements; Projections.

                  10.4.1. Fiscal Year, Fiscal Quarters. The Borrower and each of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year and fiscal quarters ending on March 31, June 30, September 30, and December 31 of each calendar year.

                  10.4.2. Financial Statements. There has been furnished to each of the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Ernst & Young LLP. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

                  10.4.3. Cash Budget. The Borrower has delivered to each of the Banks its cash budget (the "Cash Budget"), and its forecast of the cash flows, results of operations and loan availability of the Borrower, each for the period through February 28, 2000, and the Cash Budget has been prepared in good faith based upon reasonable assumptions.

         10.5. No Material Changes. Since the Balance Sheet Date there has occurred no materially adverse change in the condition (financial or otherwise), operations, performance, properties, or prospects of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than (i) changes in the Borrower's financial performance which are reflected in the Cash Budget and the financial statements delivered to the Banks for the periods prior to the Filing Date, (ii) the commencement and continuation of the Cases, and (iii) changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower and its Subsidiaries, considered as a whole. Since the Balance Sheet Date, the Borrower has not made any Distribution.

         10.6. Franchises, Patents, Copyrights, etc. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

         10.7.  Litigation.  Except  for the Cases and as set forth in  Schedule
10.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries, considered as a whole, or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         10.8.  No Materially  Adverse  Contracts,  etc.  Except as disclosed on
Schedule 10.8, neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower and its Subsidiaries, considered as a whole.

         10.9. Compliance with Other Instruments, Laws, etc. Except as set forth on Schedule 10.9, neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Subsidiaries, considered as a whole.

         10.10. Tax Status. The Borrower and its Subsidiaries (i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

         10.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

         10.12. Holding Company and Investment Company Acts. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         10.13. Absence of Financing Statements, etc. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage, vessel mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

         10.14. Certain Transactions. Except for items previously disclosed in the Securities and Exchange Commission filings of the Borrower prior to August 31, 1999 and arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         10.15.  Employee Benefit Plans.

                  10.15.1. In General. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  10.15.2. Terminability of Welfare Plans. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without liability to any Person other than for claims arising prior to termination.

                  10.15.3. Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                  10.15.4. Multiemployer Plans. Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

         10.16.  Use of Proceeds.

                  10.16.1. General. The proceeds of the Term Loan shall be used to refinance existing Indebtedness of the Borrower under the Prepetition Credit Agreement and the proceeds of the Revolving Credit Loans shall be used, and Letters of Credit shall be issued, solely and for working capital and general corporate purposes.

                  10.16.2. Regulations U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                  10.16.3. Ineligible Securities. No portion of the proceeds of any Loan is to be used for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period and for thirty (30) days thereafter, any Ineligible Securities being underwritten or privately placed by a
         Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrower or any Subsidiary or other Affiliate of the Borrower.

         10.17. Environmental Compliance. Except as set forth on Schedule 10.17 hereto, none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental
Response, Compensation and Liability Act of 1980 as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole.

         10.18. Subsidiaries, etc. All Subsidiaries, direct and indirect, of the Borrower are listed on Schedule 10.18(a) hereto. Except as set forth on Schedule 10.18(b) hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

         10.19. Concerning the Vessels. The name, official number, registered owner, and jurisdiction of registration of each Vessel is set forth on Schedule 10.19(a) hereto. Except as set forth on Schedule 10.19(b), each Vessel is operated in accordance with all applicable maritime rules and regulations, including, without limitation, with respect to each Vessel operated in the coastwise trade of the United States of America, the Shipping Act of 1916, as amended and in effect, and the regulations promulgated thereunder. Each Vessel is maintained and operated in compliance with all applicable Environmental Laws.

         10.20. Disclosure. None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Borrower or any of its Subsidiaries which materially adversely affects, or which is reasonably likely in the future to materially adversely affect, the business, assets, financial condition or prospects of the Borrower and its Subsidiaries, considered as a whole, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

         10.21. Perfection of Security Interest. Except for matters contemplated by ss.11.19, upon the entry of the Interim Order or the Final Order, whichever occurs first, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Documentation Agent's security interest in the Collateral. The Collateral and the Documentation Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings, or other defenses. The Borrower or a Guarantor party to any Security Document is the owner of the Collateral, free from any lien, security interest, encumbrance, or any other claim or demand, except for Permitted Liens.

         10.22. Bank Accounts. Schedule 10.22 hereto sets forth the account numbers and location of all bank accounts of the Borrower and each of its Subsidiaries, as such Schedule may be updated from time to time pursuant to ss.12.13.

         10.23. Filed Entities. All Subsidiaries, other than those Subsidiaries listed on Schedule 10.23 hereto, are subject as debtor to a Case in the Bankruptcy Court and are Guarantors hereunder, except as noted on Schedule
10.23. Each such Subsidiary listed on such Schedule either (i) is precluded by applicable law, its constitutive documents or other financing documentation from becoming a Guarantor or (ii) has no assets, other than immaterial assets.

         11.  AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS.

         The Borrower and each of the Guarantors covenants and agrees that, so long as any Loan, Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans and the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit:

         11.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Fronting Fees, the commitment fees, the fees pursuant to ss.7 hereof and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         11.2. Maintenance of Office. The Borrower will, and will cause each of its Subsidiaries to, maintain its chief executive office in Fort Lauderdale, Florida, or at such other place in the United States of America as the Borrower or such Subsidiary shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Borrower or such Subsidiary in respect of the Loan Documents to which the Borrower or such Subsidiary is a party may be given or made. The Borrower will give the Agents thirty days prior written notice of any change in the location of its, or any of its Subsidiaries', chief executive office.

         11.3. Records and Accounts. The Borrower will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Ernst & Young LLP or other independent certified public accountants reasonably satisfactory to the Agents as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be reasonably satisfactory to the Agents.

         11.4. Financial Statements, Certificates and Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as practicable after the end of each of the fiscal quarters of the Borrower, but in any event not later than February 5, in the case of each fiscal quarter ending on December 31, and November 5, in the case of each fiscal quarter ending on September 30, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (b) as soon as  practicable,  but in any event  within  thirty
         (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Borrower and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Borrower and its Subsidiaries for such month, each prepared in accordance with generally accepted accounting principles;

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit C hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.13 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the equity holders or debt holders of the Borrower;

                  (e) upon request of either Agent, appraisal reports in form and substance and from independent appraisers satisfactory to the Agents, stating the then current fair market value of each of the Vessels subject to a Vessel Mortgage, all such appraisals to be conducted and made at the expense of the Borrower (it being understood that the Agents may, upon notice to the Borrower, obtain such appraisals and that the cost of all such appraisals will be paid by the Borrower); provided that (i) unless a Default or Event of Default shall have occurred or be continuing, the Agents shall not request the Borrower to obtain, and the Agents shall not obtain on their own, any such appraisal before November 1, 1999 and (ii) such appraisals shall be conducted by Dufour, Laskay & Strouse, Inc., unless such firm is unable or unwilling to conduct such appraisals in a timely fashion, in which case the Agents shall be entitled to select an alternative appraisal firm;

                  (f) promptly, copies of all material pleadings, notices, orders and other papers filed in the Cases and copies of all reports filed with the United States Trustee in the Cases;

                  (g) not less frequently than weekly, (i) a consolidated thirteen (13) week rolling cash flow forecast of the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Agents, (ii) a cash flow report showing actual performance for each weekly period reflected in the Cash Budget and variance of actual performance from projected performance in the Cash Budget, and (iii) a summary of accounts payable of the Borrower and its Subsidiaries;

                  (h) from time to time upon request, a written or oral report, in reasonable detail, as to the status of the Borrower's plan of reorganization; and

                  (i)  from  time  to  time  such  other   financial   data  and
         information (including accountants' management letters and updates to the Cash Budget) as either Agent may reasonably request.

         11.5.  Notices.

                  11.5.1. Defaults. The Borrower will promptly notify the Administrative Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of Indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

                  11.5.2. Environmental Events. The Borrower will promptly give notice to the Administrative Agent and each of the Banks (i) of any material violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency that has the potential to materially adversely affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, considered as a whole, or the Documentation Agent's security interests pursuant to the Security Documents and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially adversely affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, considered as a whole, or the Documentation Agent's security interests pursuant to the Security Documents.

                  11.5.3. Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Banks in writing within fifteen
         (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower and its Subsidiaries, considered as a whole, is or becomes a party involving an uninsured claim against the Borrower and its Subsidiaries, considered as a whole, that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Banks, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

                  11.5.4. Notification of Claim Against Collateral. The Borrower will, immediately upon becoming aware thereof, notify the Agents and each of the Banks in writing of any setoff, claims, withholdings or other defenses to which any of the Collateral, or the Documentation Agent's rights with respect to the Collateral, are subject.

                  11.5.5. Notice Regarding Contracts. The Borrower shall notify the Agents and the Banks prior to the Borrower or any Guarantor rejecting any contract or making any motion to reject any contract, setting forth in such notice the Borrower's reasons why such rejection
         (i) will be in the best interests of the Borrower and the Guarantors and (ii) will not have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole, and avoid proceeding with such rejection if in the reasonable opinion of the Agents such rejection will have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole.

         11.6.  Corporate Existence; Maintenance of Properties; Etc.

                  (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or limited partnership, as the case may be, existence, rights and franchises and those of its Subsidiaries.

                  (b) The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.11.6 shall prevent the Borrower from discontinuing the operation and
         maintenance   of  any  of  its  properties  or  any  of  those  of  its
         Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

         11.7. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and reasonably satisfactory to the Administrative Agent. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance on each Vessel subject to a Vessel Mortgage, in accordance with the terms of such Vessel Mortgage.

         11.8. Taxes. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

         11.9.  Inspection of Properties and Books; Information.

                  (a) The Borrower shall permit the Banks, through the Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Bank may reasonably request.

                  (b)  The  Borrower   shall,   and  shall  cause  each  of  its
         Subsidiaries to, continue to cooperate fully with the Agents, their counsel and their representatives, and use their best efforts to provide such information, documentation and records as any of them may reasonably request concerning the operation of the Borrower's and its Subsidiaries' Vessels, payables related thereto and other matters, such that all such information will be presented to the Agents as promptly as practicable after any reasonable request therefor by the Agents, their counsel or their representatives.

         11.10. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, and will cause each of its Subsidiaries to, comply with (i) in all material respects, the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from the Bankruptcy Court or any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Banks with evidence thereof.

         11.11. Employee Benefit Plans. The Borrower will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

         11.12. Use of Proceeds. The Borrower will use the proceeds of the Loans and will obtain Letters of Credit solely for the purposes set forth in ss.10.16.

         11.13. Concerning the Vessels; Citizenship. Except for matters disclosed on Schedule 10.19 hereto, the Borrower will, and will cause each of its Subsidiaries to operate each Vessel in compliance with all applicable governmental rules, regulations and requirements, including, without limitation, with respect to each Vessel operated in the coastwise trade of the United States of America, the Shipping Act, 1916, as amended and in effect, and all Environmental Laws. The Borrower shall, and shall cause each Subsidiary owning a Vessel engaging in the coastwise trade of the United States of America to, remain a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, eligible to engage in the coastwise trade of the United States of America.

         11.14. Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Administrative Agent and execute such further instruments and documents as the Banks or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

         11.15.  Cash Management Arrangements; Depository Arrangements.

                  (a) The Borrower shall implement and maintain in place cash management arrangements as shall be in form and substance reasonably satisfactory to the Agents. Without limiting the generality of the foregoing, the parties agree that:

                           (i) subject to the interest of third party  creditors
                  in proceeds of accounts receivable securing other third-party Indebtedness permitted hereunder ("Excluded Proceeds"), all cash and cash equivalents held by the Borrower and its Subsidiaries and all proceeds of accounts receivable, chattel paper, general intangibles and instruments for which the Borrower or, as the case may be, any of its Subsidiaries, is an obligee shall be deposited into either a depository, collection or lock box account (each, a "Lock Box Account") maintained with the Administrative Agent or with another financial institution which shall have entered into an Agency Account Agreement in form and substance satisfactory to the Administrative Agent;

                           (ii) all such proceeds of accounts receivable, chattel paper, general intangibles and instruments and all cash and cash equivalents held by the Borrower (other than Excluded Proceeds and proceeds arising from the international operations of the Borrower and its Subsidiaries which are of a type which is not, as of the Closing Date, normally deposited into an account located in the United States of America ("Foreign Proceeds")) shall, on each Business Day or such other frequency as may be agreed to by the Administrative Agent, be transferred to the Concentration Account for application to the Obligations pursuant to the provisions hereof;

                           (iii) subject to clause (iv) below,  Foreign Proceeds
                  will be deposited into Lock Box Accounts and/or held in local operating or concentration accounts, each of which shall be subject to an Agency Account Agreement, which shall provide that amounts in such account(s) may be swept into the Concentration Account at the discretion of the Agent; and

                           (iv) at no time  shall the  aggregate  amount of cash
                  and cash equivalents (other than the Excluded Proceeds) held or maintained by the Borrower and its Subsidiaries (whether in accounts or otherwise) outside of the Controlled Accounts exceed $8,000,000 in the aggregate.

                  (b) In the event that, the Borrower or, as the case may be, its Subsidiary, receives any cash, checks or other payments or proceeds of Collateral (other than Excluded Proceeds), the Borrower or, as the case may be, its Subsidiary, shall, promptly upon receipt thereof, in the identical form received, cause such cash, checks and other payments and proceeds (except for any endorsements thereon which may be required by the Administrative Agent), to be paid directly into the a lock box maintained with the Administrative Agent. Prior to such payment, all such items shall be held in trust by the Borrower or, as the case may be, its Subsidiary, for the benefit of the Agents and the Banks.

         11.16. Retention of Financial Advisor. The Borrower and the Guarantors agree that the Agents and/or their counsel may continue to retain Zolfo Cooper, LLC to, among other things, make visits to, and discuss financial and operational matters with, the Borrower and its Subsidiaries and to advise the Agents and the Banks as to the business, operations and financial condition of the Borrower and its Subsidiaries. Such consultant shall not be limited in the frequency of visits to the facilities of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such consultant and provide such consultant with all information reasonably requested by such consultant in connection with its engagement by the Agents and/or their counsel.

         11.17. Collateral Preservation. The Borrower shall, and shall cause each of its Subsidiaries to, take all such further actions as the Agents may from time to time reasonably request to preserve, protect, perfect and ensure the priority of any Collateral of an existing type, subject to Permitted Liens entitled to priority under applicable law.

         11.18. Engagement of Advisor(s). The Agents shall be entitled at any time to retain an advisor or advisors to assist the Agents and the Banks in, among other things, exercising their rights and remedies following an Event of Default. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such advisor(s) and provide such advisor(s) with such information, documentation, and access to employees as may be reasonably requested by such advisor(s). The Agents shall notify the Borrower of any such retention.

         11.19. Security Documentation. To the extent not delivered on the Closing Date, the Borrower will, and will cause each of its Subsidiaries to deliver to the Documentation Agent all such documents and instruments and take all such actions as may reasonably be requested by the Documentation Agent in order to fully perfect the Documentation Agent's first priority perfected security interest in and mortgage on each of the Vessels listed on Schedule 9.1(a) hereto and the other Collateral including, without limitation, financing statements, mortgages, legal opinions, and corporate authority documentation relating thereto.

         12.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS.

         The Borrower and each Guarantor covenants and agrees that, so long as any Loan, Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit:

         12.1. Restrictions on Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

         (a) Indebtedness to the Banks and the Agents arising under any of the Loan Documents;

         (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

         (c) Indebtedness existing on the date hereof and listed and described on Schedule 12.1 hereto;

         (d) Indebtedness of a Subsidiary of the Borrower owing to the Borrower or a Guarantor; and

         (e) (i) Indebtedness in respect of operating leases and (ii) purchase money Indebtedness incurred in the ordinary course of business and, in each case referred to in this clause (e) approved by the Agents.

         12.2. Restrictions on Liens. The Borrower will not, and will not permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; provided that the Borrower or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

         (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

         (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens to secure claims for labor, material or supplies in respect of obligations not overdue;

         (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

         (d) liens in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

         (e) liens or claims of carriers, warehousemen, mechanics, ship repairers and materialmen, and other like liens, in existence less than 120 days from the date of creation thereof in respect of obligations which are either (i) not overdue or (ii) being contested in good faith by the Borrower;

         (f) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

         (g) liens  existing  on the date  hereof  and listed on  Schedule  12.2 hereto;

         (h) liens in favor of the Administrative Agent or the Documentation Agent for the benefit of the Banks and the Agents under the Loan Documents;

         (i) liens permitted pursuant to the Vessel Mortgages; and

         (j)  liens  in   respect  of   Indebtedness   permitted   pursuant   to
ss.12.1(e)(ii).

         12.3. Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

                  (b)  demand   deposits,   certificates  of  deposit,   bankers
         acceptances and time deposits of any Bank or any United States banks having total assets in excess of $1,000,000,000;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc. ("Moody's") and not less than "A 1" if rated by Standard and Poor's Rating Group ("S&P"); provided that such Investment in such commercial paper otherwise permitted hereunder shall be permitted if such commercial paper is rated either
         (i) not less than "P 2" by Moody's and "A 1" by S&P or (ii) not less than "A 2" by S&P and "P 1" by Moody's;

                  (d)  Investments existing on the date hereof and listed on
         Schedule 12.3 hereto;

                  (e) Investments with respect to Indebtedness permitted by ss.12.1(d) so long as such entities remain Subsidiaries of the Borrower and Guarantors hereunder;

                  (f) Investments consisting of the Guaranty and Investments by the Borrower in the Guarantors;

                  (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; and

                  (h) Investments by the Borrower and/or a Guarantor consisting of the purchase of up to either (i) 32.32% of the equity interests of Lightship Limited Partner Holdings, LLC or (ii) 25% of the equity interests of each of Lightship Tankers I LLC, Lightship Tankers II LLC, Lightship Tankers III LLC, Lightship Tankers IV LLC, or Lightship Tankers V LLC, in each case on or before December 31, 1999; provided that (i) prior to the making of such Investment, the Borrower and/or a Guarantor has received Net Cash Proceeds from the sale of equity interests in Lightship Partners, L.P. which exceed the consideration paid and payable for such Investment, (ii) the making of such Investment does not result in the Borrower and its Subsidiaries owning more than 49.99% of the equity interests of each of Lightship Tankers I LLC, Lightship Tankers II LLC, Lightship Tankers III LLC, Lightship Tankers IV LLC, and Lightship Tankers V LLC, and (iii) such Investment is approved by an order not subject to appeal or stayed pending appeal of the Bankruptcy Court (the Agents and the Banks reserving their rights to object to the granting of any such approval).

         12.4.  Distributions.

                  (a) The Borrower will not make any Distributions. The Borrower will not permit any of its Subsidiaries to make any Distribution other than Distributions to the Borrower or a Guarantor.

                  (b) The Borrower shall not, and shall not permit any of its Subsidiaries to, create or permit to exist any restriction on the ability of any Subsidiary of the Borrower to pay dividends to the Borrower.

         12.5.  Merger, Consolidation and Disposition of Assets.

                  12.5.1. Mergers and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower or a Guarantor, with the Borrower or such Guarantor being the surviving corporation of such merger or consolidation, or the merger or consolidation of two or more non-Guarantor Subsidiaries; provided that, in each case, no Default or Event of Default shall have occurred and be continuing, or would result from such merger or consolidation. The Borrower will not, and will not permit any of its Subsidiaries to, effect any asset acquisition or stock acquisition, other than the acquisition of assets (other than vessels) in the ordinary course of business consistent with past practices.

                  12.5.2. Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory and the disposition of equipment other than Vessels no longer used or useful in the business or operations of the Borrower, in each case, in the ordinary course of business consistent with past practices, (b) the transfer of assets from any Subsidiary of the Borrower to the Borrower or a Guarantor or from any non-Guarantor Subsidiary to the Borrower or another Subsidiary of the Borrower, and (c) the sale of assets by the Borrower and its Subsidiaries not otherwise permitted pursuant to the foregoing clauses of this Section 12.5.2; provided that, for purposes of this clause (c), (i) no Default or Event of Default shall have occurred and be continuing, (ii) each such sale is made to a third party which is not an Affiliate of the Borrower, (iii) the Agents and the Required Banks shall have given their prior written consent to such sale (which consent will not be unreasonably withheld so long as, in consideration for such sale, the Borrower and/or one or more of its Subsidiaries receives cash in an amount not less than the fair market value of such assets), and (iv) the Borrower shall apply the Net Cash Proceeds received from such sale, transfer or other disposition to the prepayment of the Term Loan in accordance with Section 4.6 and, after the repayment in full of the Term Loan, to the repayment of the Revolving Credit Loans, which repayment of Revolving Credit Loans will be accompanied by an equivalent and permanent reduction in the Total Revolving Credit Commitment.

         12.6. Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

         12.7. Compliance with Environmental Laws. The Borrower will not, and will not permit any of its Subsidiaries to, (i) except in compliance with all applicable laws, use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of hazardous substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for hazardous substances, (iii) except in compliance with all applicable laws, generate any hazardous substances on any of the Real Estate, (iv) conduct any activity at any Real Estate, on any Vessel, or use any Real Estate or any Vessel in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of hazardous substances on, upon or into the Real Estate or from any Vessel, if such activity or release could reasonably be expected to have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole or (v) otherwise conduct any activity at any Real Estate or use any Real Estate or operate any Vessel in any manner that would violate any Environmental Law or bring such Real Estate or such Vessel in violation of any Environmental Law.

         12.8. Trust Securities; Senior Notes. Except pursuant to a Reorganization Plan, the Borrower will not, and will not permit any of its Subsidiaries to, (a) amend, supplement or otherwise modify the terms of any of the Trust Securities or prepay, redeem or repurchase any of the Trust Securities or (b) amend, supplement or otherwise modify any of the terms of the Senior Notes or the Senior Note Indenture, or prepay, redeem, repurchase or defease any of the Senior Notes.

         12.9. Employee Benefit Plans. Neither the Borrower nor any ERISA Affiliate will

                  (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

                  (b)  permit   any   Guaranteed   Pension   Plan  to  incur  an
         "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

                  (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

                  (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

         12.10. Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

         12.11. Fiscal Year; Fiscal Quarters. The Borrower will not, and will not permit any of it Subsidiaries to, change the date of the end of its fiscal year or any of its fiscal quarters from that set forth in ss.10.4.1.

         12.12. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

         12.13. Bank Accounts. The Borrower will not, and will not permit any of its Subsidiaries to, (i) establish any bank accounts other than those listed on
Schedule 10.22 without an Agent's prior written consent, (ii) violate directly or indirectly any Agency Account Agreement with respect to such account, or
(iii) deposit into any of the payroll accounts listed on Schedule 10.22 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts. Upon the written consent of an Agent to the establishment of an additional bank account pursuant to clause (i) of this ss.12.13, Schedule 10.22 hereto will be amended to reflect the addition of such bank account.

         12.14. Bankruptcy Cases. The Borrower will not, and will not permit any of its Subsidiaries to seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the Orders; (ii) a priority claim for any administrative expense or unsecured claim against the Borrower or the Guarantor (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claim of the Agent and the Banks in respect of the Obligations, except for the Agreed Administrative Expense Priorities; and (iii) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the Agents and the Banks in respect of the Obligations, except for Permitted Prior Liens.

         13.  FINANCIAL COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan, Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Issuing Bank has any Obligation to issue, extend or renew any Letter of Credit:

         13.1. Collateral Coverage Ratio. The Borrower will not, at any time, permit the ratio of (a) the aggregate fair market value of each of the Vessels subject to a first priority perfected mortgage in favor of the Documentation Agent pursuant to the Security Documents, as determined pursuant to independent appraisals as shall be in form and substance satisfactory to the Agents to (b) the sum of the aggregate outstanding principal amount of Revolving Credit Loans and the Term Loan, and all accrued and unpaid interest thereon, plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, to be less than 1.4:1.0.

         13.2. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA, determined at the end of each month set forth in the table below for the month ended on such date, to be less than the amount set forth opposite such month in such table:

 -------------------------------------------------- --------------------------
                       Month Ending                       Minimum EBITDA
 -------------------------------------------------- --------------------------
 -------------------------------------------------- --------------------------
 October 31, 1999                                           $1,500,000
 -------------------------------------------------- --------------------------
 -------------------------------------------------- --------------------------
 November 30, 1999 and each month thereafter                $2,500,000
 -------------------------------------------------- --------------------------

         13.3. Capital Expenditures. (a) The Borrower will not permit the aggregate amount of Capital Expenditures of the Borrower and its Subsidiaries made during the three month period of September, October and November, 1999 to be (i) less than $4,560,000 or (ii) greater than $6,840,000.

         (b) The Borrower will not permit the aggregate amount of Capital Expenditures of the Borrower and its Subsidiaries made during the three month period of December, 1999, January, 2000, and February, 2000 to be (i) less than $5,200,000 or (ii) greater than $7,800,000; provided that, in the event that the actual amount of Capital Expenditures made by the Borrower and its Subsidiaries during the three month period described in clause (a) are in excess of $4,560,000 but less than $5,700,000, the amount set forth in this clause (b)(ii) shall be increased by an amount equal to $5,700,000 minus the actual amount of such Capital Expenditures during such three month period referred to in clause
(a).

         13.4. Revolver Outstandings. The Borrower shall not, as at the last Business Day of any week, permit the sum of (a) the aggregate amount of Revolving Credit Loans outstanding at such time, plus the Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations to exceed (b) Adjusted Projected Revolver Outstandings at such time; provided that, failure to comply with this Section 13.4 shall not constitute a Default or Event of Default hereunder unless and until the Borrower shall have failed to comply with this
Section 13.4 for three (3) consecutive weeks.

         14.  CLOSING CONDITIONS.

         The obligations of the Banks to make the Term Loan and the initial Revolving Credit Loans and of the Issuing Bank to issue any initial Letter of Credit on the Closing Date shall be subject to the commencement of the Cases on or prior to September 8, 1999 and the satisfaction of the following additional conditions precedent on or prior to September 10, 1999, subject to the calendar of the Bankruptcy Court:

         14.1. Loan Documents. Other than as may be agreed to by the Agents with respect to certain Loan Documents to be completed on a post-closing basis, each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

         14.2. Certified Copies of Charter Documents. Each of the Banks shall have received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

         14.3. Corporate Action. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

         14.4.  Incumbency  Certificate.  The  Administrative  Agent  shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower or such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party;
(ii) in the case of the Borrower, to make Loan Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         14.5. Certificates of Insurance. The Agents shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions hereof and the Security Documents and (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

         14.6. Opinions of Counsel. Each of the Banks and the Agents shall have received a favorable legal opinion addressed to the Banks and the Agents, dated as of the Closing Date, in form and substance reasonably satisfactory to the Banks and the Agents, from counsel to the Borrower and its Subsidiaries and, to the extent requested by the Agents, from local counsel, except for loan documentation which the Agents shall have agreed in writing shall be completed post-closing.

         14.7.   Payment  of  Fees.   The  Borrower   shall  have  paid  to  the
Administrative   Agent,  for  the  account  of  the  Banks  or  the  Agents,  as appropriate, the fees to be paid on the Closing Date.

         14.8. Perfection Certificates and Search Results. The Agents shall have received from the Borrower and each of its Subsidiaries owning Vessels which will be subject to a Vessel Mortgage a Perfection Certificate (as defined in the Security Agreements) and, except to the extent agreed in writing by the Agents to be completed on a post-closing basis, the results of UCC and maritime registry searches with respect to the Collateral and the other assets of the Borrower and its Subsidiaries, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agents.

         14.9. Validity of Liens. The Security Documents shall, upon entry of the Interim Order or the Final Order, whichever occurs first, be effective to create in favor of the Documentation Agent and the Administrative Agent, as appropriate, for the benefit of the Banks and the Agents, a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral, including, without limitation, a first preferred mortgage on each of the Vessels constituting Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Documentation Agent to protect and preserve such security interests shall have been duly effected. The Documentation Agent shall have received evidence thereof in form and substance satisfactory to the Documentation Agent.

         14.10. Repayment of Indebtedness. All interest, fees and expenses owing under the Prepetition Credit Agreement shall have been paid to the Administrative Agent for the accounts of the agents and the banks party to the Prepetition Credit Agreement; provided that, in the event that any other amounts thereunder remain unpaid, such amounts may be paid by the Administrative Agent through the advance of a Revolving Credit Loan hereunder.

         14.11. Cash Budget. The Banks shall have received the Cash Budget in form and substance reasonably satisfactory to the Banks.

         15.  CONDITIONS TO ALL BORROWINGS.

         The obligations of the Banks to make any Loan and of the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         15.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing or would result from the making of such Loan.

         15.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Issuing Bank would make it illegal for the Issuing Bank to issue, extend or renew such Letter of Credit.

         15.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         15.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Banks and to the Agents and the Agents' Special Counsel, and the Banks, the Agents and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agents may reasonably request.

         15.5. Case Administration. The Interim Order shall be in full force and effect and shall not have been reversed, modified or amended in any respect, provided, that the Bankruptcy Court shall enter a final order (the "Final Order") authorizing and approving this Credit Agreement pursuant to Section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001, in form and substance satisfactory to the Agents and the Banks, and the Final Order shall be in full force and effect, and shall not have been reversed, modified or amended in any respect, prior to the earlier to occur of (i) the date which is thirty (30) days after the date hereof and (ii) the time of the making of any Loan or the issuance, extension or renewal of any Letter of Credit the amount of which, when added to the principal amount of all Loans or (as the case may be) the Maximum Drawing Amount of all Letters of Credit then outstanding, would exceed the aggregate amount thereof which was authorized by the Bankruptcy Court in the Interim Order for Loans or Letters of Credit or both. If either the Interim Order or the Final Order is the subject of a pending appeal in any respect, none of such Order, the making of the Loans, the issuance, extension or renewal of any Letters of Credit, or the performance by the Borrower or the Guarantor of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal. The Borrower, the Guarantors and the Agents and the Banks shall be entitled to rely in good faith upon the Orders notwithstanding objection thereto or appeal therefrom by any interested party. The Borrower, the Guarantors and the Agents and the Banks shall be permitted and required to perform their respective obligations in compliance with this Agreement notwithstanding any such objection or appeal unless the relevant Order has been stayed by a court of competent jurisdiction.

         15.6. Payment of Fees. The Borrower shall have paid all fees, expenses and other amounts then due and owing on the Drawdown Date of such Loan or the date of the issuance of such Letter of Credit.

         16.  EVENTS OF DEFAULT; ACCELERATION; ETC.

         16.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) the Borrower shall fail to pay any principal of, or interest on the Loans or any Reimbursement Obligation or any Letter of Credit Fee, commitment fee, or other fee or expense hereunder when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) the Borrower or any of its Subsidiaries shall fail to comply with any of their covenants contained in ss.ss.11.5, 11.6(a), 11.7, 11.12, 11.13, 12 or 13;

                  (c) the Borrower or any of its Subsidiaries shall, in any material respect, fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.16.1) for twenty (20) days after the occurrence thereof;

                  (d) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (e) the Borrower or any of its  Subsidiaries  shall default in the payment when due of any principal of or interest on any post-petition Indebtedness, or any pre-petition Indebtedness if, by order of the Bankruptcy Court issued with respect to such pre-petition Indebtedness, a default thereunder would entitle the holder thereof to relief from the automatic stay of ss.362 of the Bankruptcy Code in excess of $1,000,000 of such post-petition or pre-petition Indebtedness, or any event specified in any note, agreement, indenture or other document evidencing or securing any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such Indebtedness to become due, or to be prepaid in full prior to its stated maturity; or the Borrower or any of its Subsidiaries shall default in the payment when due of any amount in excess of $1,000,000 under any Derivative Transaction; or any event specified in any Derivative Transaction to which the Borrower or any Subsidiary is a party shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit, termination or liquidation payments in respect of such Derivative Transaction in excess of $1,000,000 to become due;

                  (f) the Borrower or a Guarantor shall be enjoined from conducting any part of its business as a debtor in possession, or there shall occur any disruption to such business, or there shall occur any loss or change in any license or permit of the Borrower or the Guarantor, which in each such case would reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

                  (g) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded; or the Documentation Agent's or the Administrative Agent's, as appropriate, security interests in any of the Collateral shall cease to be perfected or have the priority contemplated by the Security Documents, except in compliance with the provisions hereof, including, without limitation, ss.13.1 hereof, or with the express prior written agreement, consent or approval of the Banks; or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (h) the Borrower or any ERISA  Affiliate  incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000 or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its
         Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

                  (i) there shall occur any material damage to, or loss, theft or destruction of any material item of Collateral which is not insured or which is insured but as to which loss, theft or destruction, the insurance proceeds relating thereto have not been paid to the Documentation Agent, for the benefit of the Banks and the Agents, in accordance with the terms of the Security Documents;

                  (j) the Bankruptcy Court shall enter any order (i) amending, supplementing, altering, staying, vacating, rescinding or otherwise modifying any Order, (ii) appointing a chapter 11 trustee or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code in any of the Cases, (iii) dismissing any of the Cases or converting any of the Cases to a chapter 7 case or (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on a material portion (i.e., more than $100,000 per creditor or $500,000 in the aggregate) of the assets of the Borrower or a Guarantor or where the deprivation of the Borrower or a Guarantor of such assets would reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

                  (k) the Bankruptcy Court shall fail to enter the Final Order within thirty (30) days of the Filing Date, such Final Order to be in form and substance satisfactory to the Agents;

                  (l) an application shall be filed by the Borrower or a Guarantor for the approval of any other Super-Priority Claim in any of the Cases which is pari passu with or senior to the claims of the Agents and the Banks against the Borrower or a Guarantor hereunder or under any of the other Loan Documents (unless after giving effect to the transactions contemplated by such application, all Obligations (whether contingent or otherwise) shall be paid in full in cash and the Commitments shall be terminated), or there shall arise any such Super-Priority Claim;

                  (m) the Borrower or a Guarantor shall be unable to pay its post-petition debts as they mature or shall fail to comply with any order of the Bankruptcy Court in any material respect;

                  (n) there shall remain undischarged for more than thirty (30) days any final post-petition judgment or execution action against the Borrower or a Guarantor, or relief from the automatic stay of Section 362(a) of the Bankruptcy Code shall be granted to any creditor or creditors of the Borrower or a Guarantor with respect to assets having an aggregate value in excess of $500,000 or where the deprivation of the Borrower or a Guarantor of such assets would reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

                  (o) the Borrower or a Guarantor shall pay or discharge any pre-petition Indebtedness (other than Prepetition Bank Debt, pre-petition Indebtedness contemplated to be paid pursuant to the Cash Budget, and customary first day orders reasonably acceptable to the Agents) in excess of $100,000 in the aggregate;

                  (p) the Borrower or a Guarantor shall file a motion in any of the Cases (i) to use cash collateral of the Banks under Section 363(c) of the Bankruptcy Code without the Banks' consent, (ii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under Section 506(c) of the Bankruptcy Code, or (iii) to take any other action or actions adverse to the Banks or their rights and remedies hereunder or under any of the other Loan Documents or the Banks' interest in any of the Collateral, which other action or actions would, individually or in the aggregate, have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

                  (q) a suit or action against the Banks or the Agents shall be commenced by the Borrower, a Guarantor, any federal, state environmental protection or health and safety agency or any official committee in any Case, which suit or action asserts any claim or legal or equitable remedy contemplating subordination of any claim or Lien of the Banks or the Agents, and, with respect to any suit or action by any such federal or state agency, (i) a preliminary order for relief or judgment or decree shall have been entered in such suit or action against the Banks or the Agents or (ii) a motion to dismiss brought by the Banks or the Agents in response thereto shall have been denied;

                  (r) (i) the failure, by February 1, 2000, of a Reorganization Plan, contemplating the repayment in full, in cash, of the Obligations and the provision for the cash-collateralization of all Letters of Credit in an amount equal to 110% of the Maximum Drawing Amount thereof, to be approved by the votes of the holders of the Senior Notes required for a confirmation of such Reorganization Plan, unless the Borrower has delivered to the Agents and the Banks on or before such date a commitment letter or "highly confident" letter of the type described below contemplating a repayment of the Obligations and the cash-collateralization of all Letters of Credit in an amount equal to 110% of the Maximum Drawing Amount thereof on or before the Termination Date outside of a Reorganization Plan; (ii) the failure of such Reorganization Plan to be confirmed by the Bankruptcy Court by February 15, 2000; or (iii) the failure of such Reorganization Plan to become effective by February 28, 2000; or

                  (s) the failure of the Borrower to deliver to the Agents and the Banks, on or before February 1, 2000, commitment letters from one or more financial institutions, investors or asset purchasers acceptable to the Agents, or a letter from an investment banking firm of recognized national or international standing, indicating that such firm is "highly confident" that it could arrange the placement of securities of the Borrower by the Termination Date; in each case, in form and substance reasonably satisfactory to the Agents and providing for the repayment of the Obligations and the cash-collateralization of all Letters of Credit in an amount equal to 110% of the Maximum Drawing Amount thereof from funds from such financings, investments, securities offerings and asset sales;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

         16.2. Termination of Commitments. If any Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Required Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Issuing Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

         16.3. Remedies. Upon the occurrence of an Event of Default and following the giving and expiration of five Business Days' notice to the Borrower, the committee of unsecured creditors of the Borrower, and the United States Trustee, the Agents shall have (i) relief from the automatic stay and may foreclose on all or any portion of the Collateral or otherwise exercise remedies against the Collateral permitted by applicable nonbankruptcy law and (ii) as an additional remedy, the right and authority to conduct public or private sales in the Bankruptcy Court of any or all of the Collateral, subject to the Bankruptcy Court having jurisdiction relating thereto, whether as individual asset sales or sales of business segments. During such five-Business-Day notice period, the Borrower shall be entitled to an emergency hearing with the Bankruptcy Court for the sole purposes of contesting whether (i) an Event of Default has occurred,
(ii) the terms of a proposed sale are commercially reasonable, or (iii) an Agent or Bank has committed an intentional tort which has materially impaired the Borrower's ability to arrange for the refinancing of the Obligations. Unless during such period the Bankruptcy Court determines that an Event of Default has not occurred, that the proposed terms of such sale are not commercially reasonable, or that an Agent or Bank has committed such an intentional tort, the automatic stay, as to the Banks and the Agents, shall automatically terminate at the end of such notice period and without further notice or order and the Agents shall be entitled, at the end of such notice period to request from time to time Bankruptcy Court approval for such sales. Motions to approve any such sales shall be on notice to the Borrower, the Creditors' Committee, the United States Trustee, the indenture trustees with respect to the Senior Notes and the Hvide Marine Incorporated 6 1/2% Convertible Subordinated Debentures due June 15, 2012, and the holders of the twenty largest unsecured claims against the Borrower.

         In addition, at the expiration of any five Business Day notice period referred to above, in case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.16.1, each Bank, if owed any amount with respect to the Loans, Reimbursement Obligations or other Obligations, may, and the Documentation Agent may, if requested by the Required Banks and in its sole discretion, on behalf of the Banks, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Note or the purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         16.4. Distribution of Collateral Proceeds. (a) In the event that, following the occurrence or during the continuance of any Event of Default, either Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be applied to the Obligations as follows:

                           (i) First, to the payment of, or (as the case may be)
                  the reimbursement of the Agents for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agents in connection with the collection of such monies by the Agents, for the exercise, protection or enforcement by the Agents of all or any of the rights, remedies, powers and privileges of the Agents under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agents against any taxes or liens which by law shall have, or may have, priority over the rights of the Agents to such monies,

                           (ii) second,  to pay interest on, and then  principal
                  of, Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8;

                           (iii) third, to pay interest on the Loans (other than
                  Revolving Credit Loans advanced by the Administrative Agent pursuant to ss.2.8) then due and payable;

                           (iv) fourth, to any other Obligations then due and payable;

                           (v) fifth,  to pay the principal of Revolving  Credit
                  Loans (it being understood that such repayment shall be accompanied by a permanent reduction in the Total Revolving Credit Commitment (if then in effect) in the amount of such repayment);

                           (vi) sixth, to cash  collateralize  Letters of Credit
                  in an amount equal to 110% of the Maximum Drawing Amount thereof;

                           (vii) seventh, to pay the principal of the Term Loan;

                           (viii) eighth,  upon payment and satisfaction in full
                  or other provisions for payment in full satisfactory to the Banks and the Agents of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code; and

                           (ix) ninth, the excess,  if any, shall be returned to
                  the Borrower or to such other Persons as are entitled thereto.

                  (b) Notwithstanding the foregoing, in the event that any such amounts constitute the proceeds of Collateral which, pursuant to ss.4.6, are required to be applied to prepay the Term Loan, such amounts shall be applied first to pay amounts pursuant to clause (a)(i) above, second to prepay the Term Loan in accordance with ss.4.6, third to repay Revolving Credit Loans (it being understood that such repayment shall be accompanied by a permanent reduction in the Total Revolving Credit Commitment in the amount of such repayment), and fourth in accordance with the preceding clause (a).

                  (c) (i) With respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, all payments shall be made to the Banks pro rata, and (ii) the Agents may in their discretion make proper allowance on a pro rata basis among the Banks to take into account any Obligations not then due and payable.

         17.  AGREEMENT OF THE BANKS.

         Each of the Banks agrees with each other Bank that if such Bank shall receive from the Borrower or any Guarantor, whether by voluntary payment, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by or constituting Reimbursement Obligations owed to such Bank, by proceedings against the Borrower or any Guarantor at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by or Reimbursement Obligations owing to such Bank, any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by and Reimbursement Obligations owing to all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by, or Reimbursement Obligations owing to it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         18.  THE AGENTS; ETC.

         18.1.  Authorization.

                  (a) Each Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to such Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by either Agent.

                  (b) The relationship between each Agent and each of the Banks is that of an independent contractor. The use of the terms "Agent", "Agents", "Administrative Agent" and "Documentation Agent" is for convenience only and such terms are used to describe, as a form of convention, the independent contractual relationship between the Agents and each of the Banks. Nothing contained in this Credit Agreement or the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agents and any of the Banks.

                  (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, each Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agents with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of an Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agents.

                  (d) In addition, to the extent deemed necessary or advisable by the Documentation Agent in order to receive and hold the security interest contemplated by the Security Documents, but without conflict with the provisions of ss.18.1(b), each of the Banks hereby appoints BankBoston, N.A., in its capacity as Documentation Agent, and any successor Documentation Agent, to act as trustee/mortgagee on its behalf and the Documentation Agent hereby accepts such appointment. The provisions of this ss.18 shall apply to such appointment as well.

         18.2. Employees and Agents. Each Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. Each Agent may utilize the services of such Persons as such Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower, subject to any limitations therefor provided in ss.19.1 hereof.

         18.3. No Liability. Neither Agent nor any of their respective shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that each Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         18.4.  No Representations.

                  18.4.1. General. Neither Agent shall be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Obligations, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes or the Letters of Credit, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Obligations or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. Neither Agent shall be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. Neither Agent has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon either Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                  18.4.2. Closing Documentation, etc. For purposes of determining compliance with the conditions set forth in ss.14, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by an Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of such Agent active upon the Borrower's account shall have received notice from such Bank prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to such Agent to such effect on or prior to the Closing Date.

         18.5.  Payments.

                  18.5.1. Payments to Administrative Agent. A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Administrative Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

                  18.5.2. Distribution by Agents. If in the opinion of an Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by an Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to such Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  18.5.3. Delinquent Banks. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.17 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A
         Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         18.6. Holders of Notes. Each Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         18.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless each Agent and its affiliates and the Issuing Bank from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Agent, the Issuing Bank or such affiliate has not been reimbursed by the Borrower as required by ss.19), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Agent's or the Issuing Bank's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Agent's or the Issuing Bank's willful misconduct or gross negligence.

         18.8. Agents as Banks. In its individual capacity, each of Citibank, N.A. and BankBoston, N.A. shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and the purchaser of any Letter of Credit Participation, as it would have were it not also an Agent.

         18.9. Resignation. Either Agent or the Issuing Bank may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent or Issuing Bank. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent or Issuing Bank shall be reasonably acceptable to the Borrower. If no successor Agent or Issuing Bank shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's or Issuing Bank's giving of notice of resignation, then the retiring Agent or Issuing Bank may, on behalf of the Banks, appoint a successor Agent or Issuing Bank, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent or Issuing Bank hereunder by a successor Agent or Issuing Bank, such successor Agent or Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent or Issuing Bank, and the retiring Agent or Issuing Bank shall be discharged from its duties and obligations hereunder. After any retiring Agent's or Issuing Bank's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent or Issuing Bank.

         18.10. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agents thereof. Each Agent hereby agrees that upon receipt of any notice under this ss.18.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

         18.11. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Documentation Agent shall, if (i) so requested by the Required Banks and (ii) the Banks have provided to the Documentation Agent such additional indemnities and assurances against expenses and liabilities as the Documentation Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Banks may direct the Documentation Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Documentation Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Documentation Agent need not comply with any such direction to the extent that the Documentation Agent reasonably believes the Documentation Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         19.  EXPENSES AND INDEMNIFICATION.

         19.1. Expenses. The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agents or any of the Banks (other than taxes based upon any Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify each Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agents' Special Counsel, additional special counsel to the Agents and any local counsel to the Agents incurred in connection with the preparation, execution, delivery, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, any cash management documentation and related matters, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan
Document upon payment in full in cash of all of the Obligations and the termination of the Commitments or pursuant to any terms of such Loan Document providing for such cancellation, (iv) the fees, expenses and disbursements of each of the Agents or any of their affiliates incurred by such Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including fees, expenses and disbursements associated with collateral examination and appraisals and environmental surveys, (v) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or Agent's relationship with the Borrower or any of its Subsidiaries,
(vi) all reasonable fees, expenses and disbursements of any Bank or Agent and their counsel incurred in connection with the filing and recordation of the Documentation Agent's liens and security interests pursuant to the Security Documents and with UCC searches and maritime registry searches and obtaining vessel abstracts and similar documentation from the Coast Guard National Vessel Documentation Center and any other maritime authority, (vii) the fees and expenses of Holland & Knight LLP, special maritime counsel to the Agents
(subject to such counsel entering into a confidentiality agreement to the reasonable satisfaction of the Borrower), (viii) any fees, costs and expenses and bank charges, including bank charges for returned checks, incurred by an Agent or any Bank in establishing, maintaining or handling agency accounts, lock box accounts, cash management arrangements and/or any other accounts, agreements or arrangements for the collection of any of the Collateral, (ix) the reasonable fees and expenses of Zolfo Cooper, LLC, special restructuring advisors to the Agents and the Banks, (x) the reasonable fees and expenses of Dufour Laskay & Strouse, Inc., and (xi) the reasonable fees and expenses of the advisor(s), if any, retained by the Agents pursuant to ss.11.18; provided that, unless an Event of Default shall have occurred and be continuing (in which case the Borrower shall only be liable in respect of such fees and expenses as relate to the period following the occurrence of the Event of Default), (A) the Borrower shall not be responsible for the fees or expenses of the advisor(s) referred to in this clause (xi) which are incurred before December 16, 1999 and (B) the Borrower shall not be responsible for any fees of such advisor(s) to the extent such fees exceed $125,000 in any one month. Without prejudice to the foregoing provisions of this ss.19.1, the Borrower shall on the Closing Date deposit with the Administrative Agent sufficient funds to cause the amount on deposit in the retainer account currently held by the Administrative Agent to be at least $250,000. Such retainer shall be used for the fees and expenses of (i) Bingham Dana LLP, (ii) Weil, Gotshal & Manges LLP, (iii) Holland & Knight LLP, (iv) Zolfo Cooper LLC, (v) Dufour Laskay & Strouse, Inc., and (vi) to the extent so entitled, such advisor(s), each of which shall be entitled to bill and charge for their fees and expenses on a weekly basis. Such invoices shall be paid by a debit from such retainer, and the Borrower hereby irrevocably authorizes the Administrative Agent to so debit such retainer. The Borrower shall, not later than 5:00 p.m. on the last Business Day of each week, deposit additional amounts to such retainer account, as necessary so that the aggregate amount on deposit therein shall not be less than $250,000. In the event that such additional amounts are not so added to the retainer account, the Administrative Agent may debit any account maintained by the Borrower or any of the Guarantors with the Administrative Agent and transfer such amounts to the retainer account. Upon the indefeasible payment in full, in cash, of the Obligations, the irrevocable termination of the Commitments and the cash collateralization of all Letters of Credit in an amount equal to 110% of the Maximum Drawing Amount thereof, any unused funds in the retainer account shall be returned to the Borrower.

         19.2. Indemnification. The Borrower agrees to indemnify and hold harmless the Agents, their affiliates and the Banks and their respective directors, officers, employees, representatives and agents from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, (iii) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any hazardous substances or any action, suit, proceeding or investigation brought or threatened with respect to any hazardous substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), (iv) the reversal or withdrawal of any provisional credits granted by an Agent or any Bank or any other Person upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, or (v) except to the extent that any such liability, loss, damage or expense shall have been finally determined by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of an Agent or a Bank, an Agent or any Bank entering into any agency agreements or other arrangements with respect to any lockbox accounts maintained by the Borrower or any of its Subsidiaries with any Person, including any liability of an Agent or any Bank arising under any indemnification obligations incurred pursuant to any of the foregoing, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agents and their affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If and to the extent that the obligations of the Borrower under this ss.19.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

         19.3. Survival. The covenants contained in this ss.19 shall survive payment or satisfaction in full of all other Obligations and the termination of the Commitments.

         20.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

         20.1. Sharing of Information with Section 20 Subsidiary. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with each Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) each Agent and each Bank to share with such Section 20 Subsidiary any information delivered to such Agent or such Bank by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20
Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

         20.2. Confidentiality. (a) Each of the Banks and the Agents agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agents, provided that nothing herein shall limit the disclosure of any such information
(a) after such information shall have become public other than through a violation of this ss.20, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agents, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agents, or to auditors or accountants, (e) to an Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Agents or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in ss.20.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.22.6.

         (b) With respect to the advisor(s), if any, retained by the Agents pursuant to ss.11.18, the Agents agree that they shall not, and shall not authorize such advisor(s) to, in each case, prior to the earlier to occur of an Event of Default and December 15, 1999, advertise or otherwise market for sale any of the assets of the Borrower or any of its Subsidiaries.

         20.3. Prior Notification. Unless specifically prohibited by applicable law or court order, each of the Banks and the Agents shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process. In the event that the Borrower applies for a protective order, the Banks and the Agents shall, to the extent consistent with regulatory requirements and to the extent that doing so would not expose any Bank or either Agent to liability, not object to the granting of such protective order and shall comply therewith.

         20.4. Other. In no event shall any Bank or Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank and each Agent under this ss.20 shall supersede and replace the obligations of such Bank and each Agent under any confidentiality letter in respect of this financing signed and delivered by such Bank or such Agent to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation or interest in any of the Loans or Reimbursement Obligations.

         21.  SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

         22.  ASSIGNMENT AND PARTICIPATION.

         22.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment Percentage and Revolving Credit Commitment and the same portion of the Revolving Credit Loans at the time owing to it and the Revolving Credit Notes held by it and its participating interest in the risk related to any Letters of Credit and the same portion of its Term Loan Commitment Percentage and Term Loan Commitment and the same portion of the Term Loan owing to it and the Term Note held by it); provided that (i) either
(a) such  assignment is to another Bank or an affiliate of the assigning Bank or
(b) each of the Agents shall have given their prior written consent to such assignment, which consent will not be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in a minimum amount of $5,000,000 or a larger integral multiple of $1,000,000 in excess thereof (or if less, the entire Revolving Credit Commitment and Term Loan Commitment of the assigning Bank) and (iv) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit D hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof (unless an earlier effective date is agreed to by the Agents), (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.22.3, be released from its obligations under this Credit Agreement.

         22.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, and that it has made arrangements with the assignee Bank satisfactory to such assignor with respect to its pro rata share of Letter of Credit Fees with respect to outstanding Letters of Credit, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

                  (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.10.4 and ss.11.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Bank, the Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and

                  (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

         22.3. Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Revolving Credit Commitment Percentage and Term Loan Commitment Percentage of, and principal amount of the Revolving Credit Loans and the Term Loan owing to, and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agents and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

         22.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned
Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.22.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agents, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

         22.5. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (i) each such participation shall be in an amount of not less than $2,500,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitments of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

         22.6. Disclosure. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

         22.7. Assignee or Participant Affiliated with the Borrower. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan
Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.16.1 or ss.16.2, and the determination of the Required Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.16.1 or ss.16.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Required Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

         22.8. Miscellaneous Assignment Provisions. Any assigning Bank shall retain its rights to be indemnified pursuant to ss.19 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this ss.22 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any (a) of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 or (b) to a lender to such Bank (or a trustee therefor) in connection with a bona fide financing transaction. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

         22.9. Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

         23.  NOTICES, ETC.

         Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile or and confirmed by delivery via courier or postal service, addressed as follows:

         (a) if to the  Borrower,  at 2200 Eller  Drive,  Building  27, P.O. Box
13038, Fort Lauderdale, FL 33316, Attention: Robert B. Lamm, Senior Vice President, General Counsel and Secretary, Telecopier No. 954-527-1772, with a copy to Robert J. Feinstein, Esquire, Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, NY 10036, Telecopier No. 212-479-6461 and to James B. Ellis II, Esquire, Dyer Ellis & Joseph, 600 New Hampshire Ave., N.W., Washington, DC 20037, Telecopier No. 202-944-3068, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

         (b) if to the  Administrative  Agent,  at 599  Lexington  Avenue,  21st
Floor,  New  York,  NY  10043,   Attention:   Bradley  Dietz,   Telecopier  No.:
212-793-9470, with a copy to Martin J. Bienenstock, Esquire, Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, Telecopier No. 212-310-8007, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice;

         (c) if to the  Documentation  Agent, at 100 Federal Street,  Mail Stop:
01-06-01, Boston, Massachusetts 02110, Attention: C. Christopher Smith, Vice President, Telecopier No. 617-434-4775, with a copy to Edwin E. Smith, Esquire, Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, Telecopier No. 617-951-8736, or such other address for notice as the Documentation Agent shall last have furnished in writing to the Person giving the notice; and

         (d) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

         24.  GOVERNING LAW.

         THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND EACH GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE BANKRUPTCY COURT AND/OR THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR SUCH GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN ss.23. EACH OF THE BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         25.  HEADINGS.

         The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         26.  COUNTERPARTS.

         This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         27.  ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.29.

         28.  WAIVER OF JURY TRIAL.

         Each party hereto hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that no representative, agent or attorney of any Bank or the Agents has represented, expressly or otherwise, that such Bank or the Agents would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agents and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

         29.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Banks. Notwithstanding the foregoing, the amount of the Commitments of the Banks hereunder may not be changed, and the rate of interest on the Notes (other than interest accruing pursuant to ss.8.9.2 following the effective date of any waiver by the Required Banks of the Default or Event of Default relating thereto) and the amount of commitment fee or Letter of Credit Fees hereunder may not be reduced, without the written consent of the Borrower and the written consent of each Bank affected thereby; the Termination Date and the date of any scheduled payment of any principal, interest or fees hereunder may not be postponed without the written consent of each Bank affected thereby; all or substantially all of the Guarantors may not be released from their Obligations under the Guaranty, Collateral may not be released if after giving effect to such release, and any additional Collateral substituted in lieu thereof, the Borrower would not be in compliance with ss.13.4, this ss.29, each other provision hereof specifying that the Banks are to receive payments "pro rata" or that payments are to be made "for the respective accounts of the Banks" or in accordance with each Bank's Revolving Credit Commitment Percentage or Term Loan Commitment Percentage, or words of similar import, or which specifies the number or percentage of Banks required to make any determinations, consent to any matter, or waive any rights hereunder or to modify any provision hereof, and the definition of Required Banks may not be amended without the written consent of all of the Banks; the amount of, or timing or order of payment of, the Agency fee, and ss.18 may not be amended without the written consent of each of the Agents; and the amount of, or timing or order of payment of, any Fronting Fee and ss.5 may not be amended without the consent of the Issuing Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agents or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         30.  SEVERABILITY.

         The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.


                           HVIDE MARINE INCORPORATED,
                         debtor and debtor in possession


                      By:
                      Title:

                      CITIBANK, N.A., individually and as Administrative Agent



                      By:
                      Title:

                      BANKBOSTON, N.A., individually and as Documentation Agent



                      By:
                      Title:

                           GMAC COMMERCIAL CREDIT LLC
                        (f/k/a BNY FINANCIAL CORPORATION)



                       By:
                       Title:

                       MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



                       By:
                       Title:

                           COMAC ACQUISITION CO., L.P.



                         By:
                         Title:

                            BANK ONE, LOUISIANA, N.A.
                            (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)



                             By:
                             Title:

                             HALCYON DISTRESSED SECURITIES, L.P.



                             By:
                             Title:

                             ABN AMRO BANK, N.V.


                             By:
                             Title:


                             By:
                             Title:

                        ARAB BANKING CORPORATION (B.S.C.)



                            By:
                            Title:

                        CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                        By:
                        Title:


                        By:
                        Title:

                            BEAR, STEARNS & CO., INC.



                         By:
                         Title:

                         CREDIT LYONNAIS NEW YORK BRANCH



                         By:
                         Title:

                       SUNTRUST BANK, SOUTH FLORIDA, N.A.



                         By:
                         Title:

                         UNION PLANTERS BANK OF FLORIDA



                         By:
                         Title:

                          CONTRARIAN FUNDS LLC



                          By:
                          Title:

                           CONTRARIAN CAPITAL ADVISERS



                          By:
                          Title:

                          SALOMON BROTHERS HOLDING COMPANY, INC.



                          By:
                          Title:

         Each of the undersigned Guarantors hereby agrees to the above Credit Agreement and confirms its unconditional guaranty of the Obligations hereunder.

                                 HVIDE MARINE TRANSPORT,
                                          INCORPORATED
                                 SEABULK CONDOR, INC.
                                 SEABULK CORMORANT, INC.
                                 SEABULK CARDINAL, INC.
                                 SEABULK COOT II, INC.
                                 SEABULK CYGNET I, INC.
                                 SEABULK EAGLE II, INC.
                                 SEABULK FALCON II, INC.
                                 SEABULK GANNET I, INC.
                                 SEABULK GANNET II, INC.
                                 SEABULK HARRIER, INC.
                                 SEABULK HAWAII, INC.
                                 SEABULK KESTREL, INC.
                                 SEABULK LARK, INC.
                                 SEABULK MALLARD, INC.
                                 SEABULK OFFSHORE GLOBAL
                                   HOLDINGS, INC.
                                 SEABULK OFFSHORE HOLDINGS, INC.
                                 SEABULK OFFSHORE
                                   INTERNATIONAL, INC.
                                 SEABULK OFFSHORE, LTD.
                                   By its general partner Seabulk Tankers, Ltd.
                                   By its general partner Hvide Marine Transport
                                       Incorporated
                                 SEABULK OFFSHORE OPERATORS, INC.
                                 SEABULK OREGON, INC.
                                 SEABULK OSPREY, INC.
                                 SEABULK PENGUIN I, INC.
                                 SEABULK PENGUIN II, INC.
                                 SEABULK RAVEN, INC.
                                 SEABULK ROOSTER, INC.
                                 SEABULK SABINE, INC.
                                 SEABULK SNIPE, INC.
                                 SEABULK SWAN, INC.

                                  SEABULK TANKERS, LTD.
                                    By its general partner
                                       Hvide Marine Transport,
                                       Incorporated
                                  SEABULK TOUCAN, INC.
                                  SEABULK VERITAS, INC.
                                  HMI OPERATORS, INC.
                                  HVIDE MARINE INTERNATIONAL, INC.
                                  OFFSHORE MARINE MANAGEMENT
                                    INTERNATIONAL, INC.
                                  SEABULK ALBANY, INC.
                                  SEABULK ALKATAR, INC.
                                  SEABULK ARABIAN, INC.
                                  SEABULK ARZANAH, INC.
                                  SEABULK ARCTIC EXPRESS, INC.
                                  SEABULK ARIES II, INC.
                                  SEABULK BARRACUDA, INC.
                                  SEABULK BATON ROUGE, INC.
                                  SEABULK BECKY, INC.
                                  SEABULK BETSY, INC.
                                  SEABULK BUL HANIN, INC.
                                  SEABULK CAPRICORN, INC.
                                  SEABULK CAROL, INC.
                                  SEABULK CAROLYN, INC.
                                  SEABULK CHAMP, INC.
                                  SEABULK CHRISTOPHER, INC.
                                  SEABULK CLAIBORNE, INC.
                                  SEABULK CLIPPER, INC.
                                  SEABULK COMMAND, INC.
                                  SEABULK CONSTRUCTOR, INC.
                                  SEABULK COOT I, INC.
                                  SEABULK CYGNET II, INC.
                                  SEABULK DANAH, INC.
                                  SEABULK DAYNA, INC.
                                  SEABULK DEBBIE, INC.
                                  SEABULK DEFENDER, INC.
                                  SEABULK DIANA, INC.
                                  SEABULK DISCOVERY, INC.
                                  SEABULK DUKE, INC.
                                  SEABULK EAGLE, INC.
                                  SEABULK EMERALD, INC.
                                  SEABULK ENERGY, INC.
                                  SEABULK EXPLORER, INC.
                                  SEABULK FALCON, INC.
                                  SEABULK FREEDOM, INC.
                                  SEABULK FULMAR, INC.
                                  SEABULK GABRIELLE, INC.
                                  SEABULK GAZELLE, INC.
                                  SEABULK GIANT, INC.
                                  SEABULK GREBE, INC.
                                  SEABULK HABARA, INC.
                                  SEABULK HAMOUR, INC.
                                  SEABULK HATTA, INC.
                                  SEABULK HAWK, INC.
                                  SEABULK HERCULES, INC.
                                  SEABULK HERON, INC.
                                  SEABULK HORIZON, INC.
                                  SEABULK HOUBARE, INC.
                                  SEABULK IBEX, INC.
                                  SEABULK ISABEL, INC.
                                  SEABULK JASPER, INC.
                                  SEABULK JEBEL ALI, INC.
                                  SEABULK KATIE, INC.
                                  SEABULK KING, INC.
                                  SEABULK KNIGHT, INC.
                                  SEABULK LAKE EXPRESS, INC.
                                  SEABULK LARA, INC.
                                  SEABULK LIBERTY, INC.
                                  SEABULK LINCOLN, INC.
                                  SEABULK LULU, INC.
                                  SEABULK MAINTAINER, INC.
                                  SEABULK MARLENE, INC.
                                  SEABULK MARTIN I, INC.
                                  SEABULK MARTIN II, INC.
                                  SEABULK MASTER, INC.
                                  SEABULK MERLIN, INC.
                                  SEABULK MUBARRAK, INC.
                                  SEABULK NEPTUNE, INC.
                                  SEABULK OFFSHORE ABU DHABI, INC.
                                  SEABULK OFFSHORE DUBAI, INC.
                                  SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                                  SEABULK ORYX, INC.
                                  SEABULK PELICAN, INC.
                                  SEABULK PENNY, INC.
                                  SEABULK PERSISTENCE, INC.
                                  SEABULK PETREL, INC.
                                  SEABULK PLOVER, INC.
                                  SEABULK POWER, INC.
                                  SEABULK PRIDE, INC.
                                  SEABULK PRINCE, INC.
                                  SEABULK PRINCESS, INC.
                                  SEABULK PUFFIN, INC.
                                  SEABULK QUEEN, INC.
                                  SEABULK SALIHU, INC.
                                  SEABULK SAPPHIRE, INC.
                                  SEABULK SARA, INC.
                                  SEABULK SEAHORSE, INC.
                                  SEABULK SENGALI, INC.
                                  SEABULK SERVICE, INC.
                                  SEABULK SHARI, INC.
                                  SEABULK SHINDAGA, INC.
                                  SEABULK SKUA I, INC.
                                  SEABULK SUHAIL, INC.
                                  SEABULK SWIFT, INC.
                                  SEABULK TAURUS, INC.
                                  SEABULK TENDER, INC.
                                  SEABULK TIMS I, INC.
                                  SEABULK TITAN, INC.
                                  SEABULK TOOTA, INC.
                                  SEABULK TRADER, INC.
                                  SEABULK TRANSMARINE II, INC.
                                  SEABULK TREASURE ISLAND, INC.
                                  SEABULK UMM SHAIF, INC.
                                  SEABULK VIRGO I, INC.
                                  SEABULK VOYAGER, INC.
                                  SEABULK ZAKUM, INC.,
                                  each a debtor and debtor in possession


                                  By:
                                  Name:         Jean Fitzgerald
                                  Title:       Chairman of the Board of
                                               Directors, President and
                                                Chief Executive Officer

                                    SEABULK OFFSHORE OPERATORS
                                        NIGERIA LIMITED, debtor and
                                           debtor in possession

                                    By:
                                    Name:         Jean Fitzgerald
                                    Title:       Director

                                    SEABULK RED TERN LIMITED,
                                       debtor and debtor in possession

                                    By:
                                    Name:         Jean Fitzgerald
                                    Title:       Director

                                    SEAMARK LTD., INC.,
                                         debtor and debtor in possession

                                    By: __________________________
                                    Name:         Jean Fitzgerald
                                    Title:        President

                                    LIGHTSHIP LIMITED PARTNER
                                        HOLDINGS, LLC,
                                         debtor and debtor in possession


                                    By:
                                    Name:         Jean Fitzgerald
                                    Title:       President

                                    OCEAN SPECIALITY TANKERS
                                        CORPORATION,
                                        debtor and debtor in possession


                                     By:
                                         Name:         Jean Fitzgerald
                                          Title:       Chairman of the Board of
                                                       Directors

                        HVIDE MARINE de VENEZUELA, S.R.L.
                        HVIDE MARINE TOWING SERVICES, INC.
                        SEABULK OCEAN SYSTEMS CORPORATION
                        SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION,
                             each a debtor and debtor in possession



                         By: __________________________
                          Name:         Jean Fitzgerald
                          Title:        Chairman of the Board of
                                        Directors, President and
                                        Chief Executive Officer

                          SEABULK OFFSHORE U.K. LIMITED
                           HMI CAYMAN HOLDINGS, INC.,
                           debtor and debtor in possession


                          By:
                              Name:         Jean Fitzgerald
                              Title:        Director

                            HVIDE MARINE TOWING, INC.
                            SUN STATE MARINE SERVICES, INC.,
                             each a debtor and debtor in possession


                          By:
                              Name:         Jean Fitzgerald
                              Title:        Attorney-in-Fact

                           LONE STAR MARINE SERVICES, INC.,
                              debtor and debtor in possession


                            By:
                                Name:         Jean Fitzgerald
                                Title:        Chairman of the Board of
                                              Directors and Chief Executive
                                              Officer

         The undersigned Guarantor hereby agrees to the above Credit Agreement and confirms its unconditional guaranty of the Obligations hereunder.

                             MARANTA, S.A.,
                               debtor and debtor in possession


                             By:
                             Name:         Orlando A. Luzi
                             Title:        President